Exhibit 10.4

EXECUTION VERSION

Dated      December 2012

Trust Deed

€500,000,000

3.500 per cent. Guaranteed Notes due 5 March 2020

between

Lottomatica Group S.p.A.

as Issuer

and

GTECH Corporation

GTECH Holdings Corporation

GTECH Rhode Island LLC

Invest Games S.A.

as Guarantors

and

BNY Mellon Corporate Trustee Services Limited

as Trustee

White & Case LLP

i

THIS TRUST DEED is made on      December 2012

BETWEEN:

(1)                                 LOTTOMATICA GROUP S.p.A. (the “Issuer”);

(2)                                 GTECH CORPORATION, GTECH HOLDINGS CORPORATION, GTECH RHODE ISLAND LLC and INVEST GAMES S.A. (each a “Guarantor” and together, the “Guarantors”); and

(3)                                 BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED (the “Trustee”, which expression includes, where the context admits, all persons for the time being the trustee or trustees of this Trust Deed).

WHEREAS:

(A)                               The Issuer has authorised the creation and issue of €500,000,000 in aggregate principal amount of 3.500 per cent. Guaranteed Notes due 5 March 2020 (the “Notes”) to be constituted under this Trust Deed.

(B)                               The Guarantors have authorised the giving of their guarantees (the “Guarantees”) in relation to the Notes.

(C)                               The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

NOW THIS DEED WITNESSES AND IT IS HEREBY DECLARED as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

In this Trust Deed the following expressions have the following meanings:

“Agency Agreement” means the agreement appointing the initial Paying Agents and any other agreement for the time being in force appointing successor paying agents, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements;

“Appointee” means any delegate, agent, nominee or custodian appointed pursuant to the provisions of this Trust Deed;

“Auditors” means the auditors for the time being of the Issuer or, in the event of any of them being unable or unwilling to carry out any action requested of them pursuant to this Trust Deed, means such other firm of independent auditors as may be nominated in writing by the Trustee for the purpose;

“Authorised Signatory” means:

(a)                                 in relation to the Issuer, any director or any other person or persons notified in writing to the Trustee by any director as being an Authorised Signatory pursuant to Clause 6.2(h) (Chief Financial Officer and Authorised Signatories); and

(b)                                 in relation to any Guarantor, any director of such Guarantor or an officer (in the case of a Guarantor which is domiciled in the United States), or any other person or persons notified in writing to the Trustee by any director of such Guarantor as being an Authorised Signatory pursuant to Clause 6.2(h) (Chief Financial Officer and Authorised Signatories);

“Chief Financial Officer” means Chief Financial Officer of the Issuer notified to the Trustee pursuant to 6.2(h) (Chief Financial Officer and Authorised Signatories);

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme;

“Conditions” means the terms and conditions set out in Part B of Schedule 2 (Terms and Conditions of the Notes) as from time to time modified in accordance with this Trust Deed and, with respect to any Notes represented by a Global Note, as modified by the provisions of the Global Note.  Any reference to a particularly numbered “Condition” shall be construed accordingly;

“Couponholder” means the holder of a Coupon;

“Coupons” means the bearer interest coupons in or substantially in the form set out in Part C of Schedule 2 (Form of Coupon) appertaining to the Notes and for the time being outstanding or as the context may require a specific number thereof and includes any replacement Coupons issued pursuant to Condition 10 (Replacement of Notes and Coupons);

“Euroclear” means Euroclear Bank S.A./N.V.;

“Eurosystem-eligible new Global Note” means a Global Note which is held in a manner which would allow Eurosystem eligibility, as stated in the applicable Conditions;

“Event of Default” means any one of the circumstances described in Condition 8 (Events of Default) but (in the case of the occurrence of any of the events mentioned in paragraphs (b) (Breach of other obligations), (d) (Unsatisfied judgment), (e) (Security enforced), (h) (Analogous event) (only in relation to the events referred to in paragraphs (d) and (e) of Condition 8 (Events of Default)), (i) (Failure to take action, etc.) or (j) (Unlawfulness) thereof and, in relation only to a Material Subsidiary (which is not a Guarantor), paragraphs (c) (Cross-default of Issuer, any Guarantor or any Material Subsidiary) or (g) (Winding up, etc.)) only if such event is, pursuant to the provisions of Condition 8 (Events of Default), certified by the Trustee in writing to be, in its opinion, materially prejudicial to the interests of Noteholders;

“Extraordinary Resolution” has the meaning set out in Schedule 3 (Provisions for Meetings of the Noteholders);

“Global Note(s)” mean the Temporary Global Note and Permanent Global Note, as the context may require, to be issued pursuant to Clause 3.1 (Global Notes);

“Liabilities” means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

“Material Subsidiary” has the meaning given to it in the Conditions;

“Noteholder” means the bearer of a Note, save that, for so long as any of the Notes is represented by a Global Note and such Global Note is held on behalf of Euroclear or Clearstream, Luxembourg or, in respect of any Note in definitive form held in an account with Euroclear or Clearstream, Luxembourg, each person (other than Clearstream, Luxembourg, if Clearstream, Luxembourg shall be an accountholder of Euroclear, and Euroclear, if Euroclear shall be an accountholder of Clearstream, Luxembourg) who is for the time being shown in the records of  Euroclear or Clearstream, Luxembourg as the holder of a particular principal amount of such Note shall be treated as the holder of that principal amount for all purposes (including but not limited to for the purposes of any quorum requirements of, or the right to demand a poll, meetings of the Noteholders and giving notice to the Issuer pursuant to Condition 8 (Events of Default) and Condition 5(c) (Redemption at the option of the Noteholder)) other than with respect to the payment of principal and interest on such Note, the right to which shall be vested, as against the Issuer, solely in the bearer thereof in accordance with and subject to its terms and the provisions of these presents; and the word “holder” and related expressions shall (where appropriate) be construed accordingly;

“Notes” means the bearer notes in the denomination of €100,000 each comprising the €500,000,000 3.500 per cent. Guaranteed Notes due 5 March 2020 constituted under this Trust Deed in or substantially in the form set out in Part A of Schedule 2 (Form of Definitive Note), and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Notes issued pursuant to Condition 10 (Replacement of Notes and Coupons) and (except for the purposes of Clause 3.1 (Global Notes) and 3.3 (Signature)) the Global Note for so long as it has not been exchanged in accordance with the terms thereof;

“outstanding” means, in relation to the Notes, all the Notes other than:

(a)                                 those which have been redeemed in accordance with this Trust Deed and the Conditions;

(b)                                 those in respect of which the date for redemption has occurred in accordance with the Conditions and for which the redemption monies (including all interest accrued thereon to the date for such redemption) have been duly paid to the Trustee or the Principal Paying Agent in the manner provided for in the Agency Agreement (and, where appropriate, notice to that effect has been given to the Noteholders in accordance with Condition 15 (Notices)) and remain available for payment in accordance with the Conditions;

(c)                                  those which have been purchased and surrendered for cancellation as provided in Condition 5(g) (Cancellation) and written notice of the cancellation of which has been given to the Trustee;

(d)                                 those which have become void under Condition 9 (Prescription);

(e)                                  those mutilated or defaced Notes which have been surrendered or cancelled and in respect of which replacement Notes have been issued pursuant to Condition 10 (Replacement of Notes and Coupons);

(f)                                   (for the purpose only of ascertaining the amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 10 (Replacement of Notes and Coupons); or

(g)                                  the Temporary Global Note to the extent that it shall have been exchanged for the Permanent Global Note pursuant to its provisions and the Permanent Global Note to the extent that it shall have been exchanged for definitive Notes pursuant to its provisions, provided that for each of the following purposes, namely:

(i)                                     the determination of the right to attend and vote at any meeting of Noteholders for the purposes of Schedule 3 (Provisions for Meetings of the Noteholders) and the right to request the Trustee to take action pursuant to Clause 8 (Enforcement);

(ii)                                  the determination of how many and which Notes are for the time being outstanding for the purposes of Clauses 8.1 (Legal Proceedings) and 7.1

(Waiver), the Conditions and Schedule 3 (Provisions for Meetings of the Noteholders);

(iii)                               the exercise of any discretion, power or authority, whether contained in this Trust Deed or provided by law, which the Trustee is required to exercise in or by reference to the interests of the Noteholders or any of them; and

(iv)                              the determination by the Trustee whether any event, circumstance, matter or thing, is in its opinion, materially prejudicial to the interests of the Noteholders or any of them, those Notes (if any) which are for the time being held by any person (including but not limited to the Issuer, the Guarantors or any of their respective Subsidiaries) for the benefit of the Issuer, the Guarantors or any of their respective Subsidiaries shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

“Paying Agents” means the several institutions (including, where the context permits, the Principal Paying Agent) at their respective Specified Offices initially appointed pursuant to the Agency Agreement and/or, if applicable, any Successor paying agents, at their respective Specified Offices;

“Permanent Global Note” means the Permanent Global Note to be issued pursuant to Clause 3.1 (Global Notes) in the form or substantially in the form set out in Part B of Schedule 1 (Form of Permanent Global Note);

“Permitted Restructuring” has the meaning given to it in the Conditions;

“Potential Event of Default” means an event or circumstance which could, with the giving of notice, lapse of time, the issuing of a certificate and/or fulfilment of any other requirement provided for in Condition 8 (Events of Default) become an Event of Default;

“Principal Paying Agent” means the institution at its Specified Office initially appointed as principal paying agent pursuant to the Agency Agreement or, if applicable, any Successor principal paying agent at its Specified Office;

“Put Event” has the meaning given to it in Condition 5(c) (Redemption at the option of the Noteholders);

“Repay” shall include “redeem” and vice versa and “repaid”, “repayable”, “repayment”, “redeemed”, “redeemable” and “redemption” shall be construed accordingly;

“Specified Office” means, in relation to any Paying Agent, either the office identified with its name in the Conditions or any other office notified to any relevant parties pursuant to the Agency Agreement;

“Subsidiary” has the meaning given to it in the Conditions;

“Substituted Obligor” has the meaning given to it in the Conditions;

“Successor” means, in relation to the Paying Agents, such other or further person, as may from time to time be appointed pursuant to the Agency Agreement as a Paying Agent and written notice of whose appointment is given to the Trustee and the Noteholders pursuant to Clause 6.1(k) (Change of Paying Agents);

“TARGET System” means the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET 2) System which was launched on 19 November 2007 or any successor thereto;

“Temporary Global Note” means the Temporary Global Note to be issued pursuant to Clause 3.1 (Global Notes) in the form or substantially in the form set out in Part A of Schedule 1 (Form of Temporary Global Note);

“this Trust Deed” means this Trust Deed and the Schedules (as from time to time modified in accordance with the provisions contained herein) and (unless the context requires otherwise) includes any deed or other document executed in accordance with the provisions hereof (as from time to time modified as aforesaid) and expressed to be supplemental hereto; and

“Trustee Acts” means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales.

1.2                               Principles of interpretation

In this Trust Deed references to:

(a)                                 Statutory modification: a provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment;

(b)                                 Additional amounts: principal and/or interest in respect of the Notes shall be deemed also to include references to any additional amounts which may be payable under Condition 7 (Taxation);

(c)                                  Tax: costs, charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof;

(d)                                 Currency abbreviation: references to ‘€’ or ‘euro’ are to the single currency introduced at the start of the third stage of European Economic and Monetary Union pursuant to the Treaty establishing the European Community, as amended;

(e)                                  Enforcement of rights: an action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdictions as shall most nearly approximate thereto;

(f)                                   Clauses and Schedules: a Schedule, a Clause or sub-clause, paragraph or sub-paragraph is, unless otherwise stated, to a schedule hereto or a clause or sub-clause, paragraph or sub-paragraph hereof respectively;

(g)                                  Principal: principal shall, when applicable, include premium;

(h)                                 Clearing systems: Euroclear and/or Clearstream, Luxembourg shall, wherever the context so admits, be deemed to include references to any additional or alternative clearing system approved by the Issuer, the Guarantors and the Trustee;

(i)                                     Trust Corporation: a trust corporation denotes a corporation entitled by rules made under the Public Trustee Act 1906 to act as a custodian trustee or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England to act as trustee and carry on trust business under the laws of the country of its incorporation; and

(j)                                    Gender: words denoting the masculine gender shall include the feminine gender also, words denoting individuals shall include companies, corporations and partnerships and words importing the singular number only shall include the plural and in each case vice versa.

1.3                               The Conditions

In this Trust Deed, unless the context requires or the same are otherwise defined, words and expressions defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed.

1.4                               Headings

The headings and sub-headings are for ease of reference only and shall not affect the construction of this Trust Deed.

1.5                               The Schedules

The Schedules are part of this Trust Deed and shall have effect accordingly.

2.                                      COVENANT TO REPAY

2.1                               Covenant to repay

The Issuer covenants with the Trustee that it will, as and when the Notes or any of them become due to be redeemed or any principal on the Notes or any of them becomes due to be repaid in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Trustee in euro in a city in which banks have access to the TARGET System in same day freely transferable funds the principal amount of the Notes or any of them becoming due for redemption or repayment on that date and shall (subject to the provisions of the Conditions) until all such payments (both before and after judgment or other order) are duly made unconditionally pay or procure to be paid to or to the order of the Trustee as aforesaid on the dates and at the rates provided for in the Conditions interest on the principal amount of the Notes or any of them outstanding from time to time as set out in the Conditions provided that:

(a)                                 every payment of principal or interest in respect of the Notes or any of them made to the Principal Paying Agent in the manner provided in the Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant by the Issuer contained in this Clause 2 (Covenant to Repay) except to the extent that there is default in the subsequent payment thereof to the Noteholders or Couponholders (as the case may be) in accordance with the Conditions;

(b)                                 if any payment of principal or interest in respect of the Notes or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the Noteholders or Couponholders (as the case may be) or, if earlier, the seventh day after notice has been given to the Noteholders or Couponholders (as the case may be) in accordance with the Conditions that the full amount has been received by the Principal Paying Agent or the Trustee except, in the case of payment to the Principal Paying Agent, to the extent that there is failure in the subsequent payment to the Noteholders or Couponholders (as the case may be) under the Conditions; and

(c)                                  in any case where payment of the whole or any part of the principal amount due in respect of any Note is improperly withheld or refused upon due presentation (if so provided for in the Conditions) of the Note, interest shall accrue on the whole or such part of such principal amount from the date of such withholding or refusal until the date either on which such principal amount due is paid to the Noteholders or, if earlier, the seventh day after which notice is given to the Noteholders in accordance with the Conditions that the full amount payable in respect of the said principal amount is available for collection by the Noteholders provided that on further due presentation thereof (if so provided for in the Conditions) such payment is in fact made.

The Trustee will hold the benefit of this covenant and the covenant in Clause 5 (Covenant to comply with Trust Deed and Schedules) on trust for the Noteholders and Couponholders.

2.2                               Following an Event of Default

At any time after any Event of Default or Potential Event of Default shall have occurred, the Trustee may:

(a)                                 by notice in writing to the Issuer, the Guarantors, the Principal Paying Agent and the other Paying Agents require the Principal Paying Agent and the other Paying Agents or any of them:

(i)                                     to act thereafter, until otherwise instructed by the Trustee, as Paying Agents of the Trustee under the provisions of this Trust Deed and the Notes on the terms provided in the Agency Agreement (with consequential amendments as necessary and save that the Trustee’s liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents shall be limited to amounts for the time being held by the Trustee on the trusts of this Trust Deed in relation to the Notes on the terms of this Trust Deed and available to the Trustee for such purpose) and thereafter to hold all Notes and Coupons and all sums, documents and records held by them in respect of Notes and Coupons on behalf of the Trustee; and/or

(ii)                                  to deliver up all Notes and Coupons and all sums, documents and records held by them in respect of Notes and Coupons to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any document or record which the relevant Paying Agent is obliged not to release by any law or regulation; and

(b)                                 by notice in writing to the Issuer and the Guarantors require each of them to make all subsequent payments in respect of Notes and Coupons to or to the order of the Trustee and with effect from the issue of any such notice until such notice is withdrawn, sub-clause 2.1(a) of Clause 2.1 (Covenant to Repay) and (so far as it concerns payments by the Issuer or any Guarantor) Clause 9.4 (Payment to Noteholders and Couponholders) shall cease to have effect.

3.                                      THE NOTES

3.1                               Global Notes

(a)                                 The Notes will initially be represented by the Temporary Global Note in the principal amount of €500,000,000.  Interests in the Temporary Global Note shall be exchangeable, in accordance with its terms, for interests in the Permanent Global Note.

(b)                                 The Permanent Global Note shall be exchangeable, in accordance with its terms, for Notes in definitive form.

3.2                               The definitive Notes

The definitive Notes and the Coupons will be security printed in accordance with applicable legal and stock exchange requirements substantially in the form set out in Part A of Schedule 2 (Form of Definitive Note).  The definitive Notes will be endorsed with the Conditions.

3.3                               Signature

The Global Notes, the Notes and the Coupons will be signed manually or in facsimile by an Authorised Signatory of the Issuer and, in the case of the Global Notes, will be authenticated manually by or on behalf of the Principal Paying Agent.  The Global Notes will be effectuated by the common safekeeper acting on the instructions of the Principal Paying Agent.  The Issuer may use the facsimile signature of a person who at the date of this Trust Deed is such a duly authorised person even if at the time of issue of any Notes and/or Coupons he is no longer so authorised.  Notes and Coupons so executed, authenticated (in the case of Notes) and effectuated (in the case of Global Notes) will be binding and valid obligations of the Issuer.

3.4                               Entitlement to treat holder as owner

The Issuer, the Guarantors, the Trustee and any Paying Agent may deem and treat the holder of any Note or of a particular principal amount of the Notes and the holder of any Coupon as the absolute owner of such Note, principal amount or Coupon, as the case may be (whether or not such Note, principal amount or Coupon shall be overdue and regardless of any notice of ownership, trust or interest therein, any writing thereon or any notice of previous loss or theft of such Note or Coupon) for all purposes and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuer, the Guarantors, the Trustee and the Paying Agents shall not be affected by any notice to the contrary.  All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable upon such Note, principal amount or Coupon, as the case may be.

4.                                      GUARANTEES

4.1                               Guarantee and Indemnity

Each Guarantor hereby absolutely, jointly and severally, unconditionally and irrevocably and, notwithstanding the release of any other guarantor or any other person under the terms of any composition or arrangement with any creditors of the Issuer, as a continuing obligation guarantees to the Trustee:

(a)                                 the payment of all sums expressed to be payable by the Issuer under this Trust Deed and the Agency Agreement or in respect of the Notes and Coupons, as and when the same becomes due and payable, whether at maturity, upon early redemption, upon acceleration or otherwise; and

(b)                                 the punctual performance by the Issuer of all of the Issuer’s obligations under the Notes and the Coupons, under this Trust Deed and the Agency Agreement,

in each case, according to the terms of the Notes and Coupons, this Trust Deed and the Agency Agreement.  In case of the failure of the Issuer to pay any such sum as and when the same shall become due and payable, each Guarantor hereby agrees to cause such payment to be made as and when the same becomes due and payable, whether at maturity, upon early redemption, upon acceleration or otherwise, as if such payment were made by the Issuer.  In case of the failure of the Issuer to perform any such other obligation as and when the same shall become due for performance, each Guarantor hereby agrees to use its best efforts to procure the performance of such other obligation as and when the same becomes due for performance.

4.2                               Guarantors as principal debtors

Each Guarantor agrees, as an independent primary obligation, that it shall pay to the Trustee on demand sums sufficient to indemnify the Trustee and each Noteholder and Couponholder against any loss sustained by the Trustee or such Noteholder or Couponholder by reason of:

(a)                                 the non-payment as and when the same shall become due and payable of any sum expressed to be payable by the Issuer under this Trust Deed and the Agency Agreement or in respect of the Notes and Coupons; or

(b)                                 the non-performance as and when the same shall become due for performance of any other obligation expressed to be assumed by the Issuer in this Trust Deed or the Agency Agreement or in respect of the Notes and Coupons, in each case, whether by reason of any of the obligations expressed to be assumed by the Issuer in this Trust Deed, the Agency Agreement or the Notes being or becoming void, voidable or unenforceable for any reason, whether or not known to the Trustee or such Noteholder or Couponholder or for any other reason whatsoever.

4.3                               Unconditional payment

If the Issuer defaults in the payment of any sum expressed to be payable by the Issuer under this Trust Deed or the Agency Agreement or in respect of the Notes or Coupons as and when the same shall become due and payable, the Guarantors shall within five Business Days of receipt of demand unconditionally pay or procure to be paid to or to the order of the Trustee in euro in a city in which banks have access to the TARGET System in immediately available freely transferable funds the amount in respect of which such default has been made; provided that every payment of such amount made by any Guarantor to the Principal Paying Agent in the manner provided in the Agency Agreement shall be deemed to cure pro tanto such default by the Issuer and shall be deemed for the purposes of this Clause 4 (Guarantees) to have been paid to or for the account of the Trustee except to the extent that there is failure in the subsequent payment of such amount to the Noteholders and Couponholders in accordance with the Conditions, and everything so paid by any Guarantor in accordance with the Agency Agreement shall have the same effect as if it had been paid thereunder by the Issuer.

4.4                               Unconditional obligation

Each Guarantor agrees that its obligations hereunder shall be unconditional, and that each Guarantor shall be fully liable irrespective of the validity, regularity, legality or enforceability of this Trust Deed, the Agency Agreement or any Note or Coupon, or any change in or amendment hereto or thereto, the absence of any action to enforce the same, any waiver, authorisation or consent by any Noteholder or Couponholder or by the Trustee with respect to any provision of this Trust Deed, the Agency Agreement or the Notes, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor.

4.5                               Guarantors’ obligations continuing

Each Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any Note or the indebtedness evidenced thereby and all demands whatsoever.  Each Guarantor agrees that the guarantee and indemnity contained in this Clause 4 (Guarantees) is a continuing guarantee and indemnity and shall remain in full force and effect until all amounts due as principal, interest or otherwise in respect of the Notes or Coupons or under this Trust Deed or the Agency Agreement shall have been paid in full and that it shall not be discharged by anything other than a complete performance of the obligations contained in this Trust Deed, the Agency Agreement and the Notes and Coupons.

The Trustee may determine from time to time whether or not it will enforce this guarantee which it may do without making any demand or taking any proceedings against the Issuer and may from time to time make any arrangement or compromise with the Guarantors in relation to this guarantee which the Trustee may consider expedient in the interests of the Noteholders.

4.6                               Subrogation of Guarantors’ rights

Each Guarantor shall be subrogated to all rights of the Noteholders against the Issuer in respect of any amounts paid by such Guarantor pursuant hereto; provided that no Guarantor shall without the consent of the Trustee be entitled to enforce, or to receive any payments arising out of or based upon or prove in any insolvency or winding up of the Issuer in respect of, such right of subrogation until such time as the principal of and interest on all outstanding Notes and Coupons and all other amounts due under this Trust Deed, the Agency Agreement and the Notes and Coupons have been paid in full.  Furthermore, until such time as aforesaid, no Guarantor shall take any security or counter indemnity from the Issuer in respect of such Guarantor’s obligations under this Clause 4 (Guarantees).

4.7                               Repayment to the Issuer

If any payment received by the Trustee or the Principal Paying Agent pursuant to the provisions of this Trust Deed, the Agency Agreement or the Conditions shall, on the subsequent bankruptcy, insolvency, corporate reorganisation or other similar event affecting the Issuer, be avoided, reduced, invalidated or set aside under any laws relating to bankruptcy, insolvency, corporate reorganisation or other similar events, such payment shall not be considered as discharging or diminishing the liability of any Guarantor whether as guarantor, principal debtor or indemnifier and the guarantee and indemnity contained in this Clause 4 (Guarantees) shall continue to apply as if such payment had at all times remained owing by the Issuer and each Guarantor shall indemnify and keep indemnified the Trustee and the Noteholders on the terms of the guarantee and indemnity contained in this Clause 4 (Guarantees).

4.8                               Suspense account

Any amount received or recovered by the Trustee from the Guarantors in respect of any sum payable by the Issuer under this Trust Deed or the Notes or the Coupons may be placed in a suspense account and kept there for so long as the Trustee thinks fit.

Until all amounts which may be or become payable by the Issuer under this Trust Deed have been irrevocably paid in full, the Trustee may refrain from applying or enforcing any other monies, security or rights held or received by the Trustee in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantors shall not be entitled to the benefit of the same.

4.9                               U.S. Guarantee Limitations

Each Guarantor organised or incorporated under the laws of any state of the United States of America or the District of Columbia confirms that it is the intention of all such persons that the obligations of each Guarantor organised or incorporated under the laws of any state of the United States of America or the District of Columbia under this Clause 4 (Guarantees) do not constitute a fraudulent transfer or conveyance for the purposes of any proceeding of the type referred to in Condition 8(f) (Insolvency, etc.) or Condition 8(g) (Winding up, etc.) or Title 11, U.S. Bankruptcy Code, the United States Uniform Fraudulent Conveyance Act, the United States Uniform Fraudulent Transfer Act or any similar foreign or state law, to the extent applicable to the obligations of such Guarantor under this Clause 4 (Guarantees).  To effect the foregoing intention, the Issuer, Trustee and each Guarantor hereby irrevocably agree that the obligations of each such Guarantor at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Clause 4 (Guarantees) not constituting a fraudulent transfer or conveyance.

5.                                      COVENANT TO COMPLY WITH TRUST DEED AND SCHEDULES

The Issuer and each Guarantor hereby covenants with the Trustee to comply with those provisions of this Trust Deed and the Conditions which are expressed to be binding on it and to perform and observe the same.  The Trustee shall be entitled to enforce the obligations of the Issuer under the Notes and the Coupons as if the same were set out and contained in the Trust Deed, which shall be read and construed as one document with the Notes and the Coupons.  The Notes and the Coupons are subject to the provisions contained in this Trust Deed, all of which shall be binding upon the Issuer, each Guarantor, the Noteholders and the Couponholders and all persons claiming through or under them respectively.

6.                                      COVENANTS BY THE ISSUER AND THE GUARANTORS

6.1                               The Issuer hereby covenants with the Trustee that, so long as any of the Notes remain outstanding, it will:

(a)                                 Business

at all times carry on business, and procure that all its Material Subsidiaries carry on business, in a proper and efficient manner;

(b)                                 Books of account

at all times keep and procure that all its Material Subsidiaries keep such books of account as may be necessary to comply with all applicable laws and so as to enable the consolidated financial statements of the Issuer to be prepared and allow the Trustee and any person appointed by it free access to the same at all reasonable times and to discuss the same with responsible officers of the Issuer, the Guarantors and the Material Subsidiaries;

(c)                                  Financial statements

send to the Trustee and to the Principal Paying Agent in the English language (a) as soon as the same become available and in any event no later than 30 days following the approval of its year-end consolidated financial statements by its shareholders, ten copies of its consolidated financial statements for such year, approved by its shareholders and audited by an internationally recognised firm of independent auditors; and (b) as soon as the same becomes available and in any event no later than 30 days following the approval of its six-monthly interim consolidated financial statements by its board of directors, ten copies of its consolidated financial statements for such six month period, approved by its board of directors and subject to a limited review by an internationally recognised firm of independent auditors together with copies of every report or other notice, statement or circular issued (or which under any legal or contractual obligation should be issued) to its members or holders of debentures or creditors (or any class of them) in their capacity as such at the time of the actual (or legally or contractually required) issue or publication thereof and procure that the same are made available for inspection by Noteholders and Couponholders at the Specified Offices of the Paying Agents as soon as practicable thereafter;

(d)                                 Certificate in relation to Material Subsidiaries

give to the Trustee, as soon as reasonably practicable after the acquisition or disposal of any Subsidiary which thereby becomes or ceases to be a Material Subsidiary or after any transfer is made to any Subsidiary which thereby becomes a Material Subsidiary, a certificate by the Chief Financial Officer or two Authorised Signatories to such effect; such certificate shall, in the absence of manifest error, be conclusive and binding on the Issuer, the Guarantors, the Trustee and all Noteholders;

(e)                                  Notices to Noteholders

send or procure to be sent to the Trustee not less than three days prior to the date of publication, for the Trustee’s approval, one copy of each notice to be given to the Noteholders in accordance with the Conditions and not publish such notice without such approval and, upon publication, send to the Trustee two copies of such notice (such approval, unless so expressed, not to constitute approval of such notice for the purpose of Section 21 of the Financial Services and Markets Act 2000);

(f)                                   Notification of non-payment

use its reasonable endeavours to procure that the Principal Paying Agent notifies the Trustee in writing forthwith in the event that it does not, on or before the due date for payment in respect of the Notes or any of them or any of the Coupons, receive unconditionally the full amount in the relevant currency of the monies payable on such due date on all such Notes or Coupons, as the case may be;

(g)                                  Notification of late payment

in the event of the unconditional payment to the Principal Paying Agent or the Trustee of any sum due in respect of the Notes or any of them or any of the Coupons being made after the due date for payment thereof, forthwith give notice to the Noteholders that such payment has been made;

(h)                                 Notification of redemption or repayment

not less than the number of days specified in the relevant Condition prior to the redemption or repayment date in respect of any Note, give to the Trustee notice in writing of the amount of such redemption or repayment pursuant to the Conditions and duly proceed to redeem or repay such Note accordingly;

(i)                                     Notification of Put Event

promptly upon the Issuer becoming aware that a Put Event has occurred, the Issuer shall give notice of such event to the Noteholders in accordance with Condition 15 (Notices) specifying the nature of the Put Event and circumstances giving rise to it and the procedure for exercising the Put Option contained in Condition 5(c) (Redemption of the option of Noteholders).  Failure by the Issuer to give such notice shall not affect the rights of the Noteholders pursuant to Condition 5(c) (Redemption at the option of Noteholders);

(j)                                    Tax redemption

if the Issuer gives notice to the Trustee that it intends to redeem the Notes pursuant to Condition 5(b) (Redemption for tax reasons) the Issuer shall, prior to giving such notice to the Noteholders, provide such information to the Trustee as the Trustee requires in order to satisfy itself of the matters referred to in such Condition 5(b) (Redemption for tax reasons);

(k)                                 Change of Paying Agents

give notice to the Noteholders and to the Trustee of any appointment, resignation or removal of any Paying Agent after having obtained the written approval of the Trustee thereto, or of any change of any Paying Agent’s Specified Office and at least 30 days prior to such event occurring, in each case subject to the terms of the Agency Agreement;

(l)                                     Obligations of Paying Agents

observe and comply with and perform all its obligations under the Agency Agreement, use all reasonable endeavours to procure that the Paying Agents observe, comply with and perform all their obligations under the Agency Agreement and notify the Trustee immediately if it becomes aware of any material breach of such obligations, or failure by a Paying Agent to comply with such obligations, in relation to the Notes or Coupons and not make any amendment or modification to such Agency Agreement without the prior written approval of the Trustee; and

(m)                             Listing

at all times use all reasonable endeavours to maintain the listing of the Notes on the official list of the Luxembourg Stock Exchange and maintain the trading of the Notes on the Euro MTF market of the Luxembourg Stock Exchange or, if it is unable to do so having used all reasonable endeavours or if the maintenance of such listing and/or trading is agreed by the Trustee to be unduly burdensome or impractical, use reasonable endeavours to obtain and maintain a quotation or listing of the Notes on such other stock exchange or exchanges and/or trading of the Notes on such other securities market or markets as the Issuer and the Guarantors may (with the approval of the Trustee, such approval not to be unreasonably withheld or delayed) decide and give notice of the identity of such other stock exchange or exchanges and/or securities market or markets to the Noteholders.

6.2                               Each of the Issuer and the Guarantors hereby covenants with the Trustee that, so long as any of the Notes remain outstanding it will:

(a)                                 Event of Default

give notice in writing to the Trustee forthwith upon becoming aware of any Event of Default or Potential Event of Default and without waiting for the Trustee to take any further action;

(b)                                 Certificate of compliance

provide to the Trustee within ten days of any request by the Trustee and at the time of the despatch to the Trustee of the Issuer’s year-end consolidated financial statements as provided for in Clause 6.1(c) (Financial statements), and in any event not later than 30 days following the approval of the year-end consolidated financial statements of the Issuer by its shareholders, a certificate in the English language signed by the Chief Financial Officer or two Authorised Signatories of the Issuer and two Authorised Signatories of the Guarantors certifying that up to a specified date not earlier than seven days prior to the date of such certificate (the “Certified Date”) the Issuer and the Guarantors have complied with all provisions relating to the Issuer and the Guarantors as specified under this Trust Deed and/or the Conditions (or, if such is not the case, giving details of the circumstances of such non-compliance) and that as at such date there did not exist nor had there existed at any time prior thereto since the Certified Date in respect of the previous such certificate (or, in the case of the first such certificate, since the date of this Trust Deed) any Event of Default or Potential Event of Default or other matter which would affect the Issuer’s or each Guarantor’s ability to perform its obligations under this Trust Deed or (if such is not the case) specifying the same;

(c)                                  Accounts in relation to Material Subsidiaries

ensure that such accounts are prepared as may be necessary to determine which Subsidiaries of the Issuer are Material Subsidiaries and procure that the Auditors prepare and deliver to the Trustee at the time of issue of every audited consolidated balance sheet of the Issuer and at any other time upon the request of the Trustee a certificate or report specifying the Material Subsidiaries at the date of such balance sheet or request;

(d)                                 Information

so far as permitted by applicable law, at all times give to the Trustee such information, opinions, certificates and other evidence as it shall require and in such form as it shall require (including, without limitation, the certificates called for by the Trustee pursuant to Clause 6.2(b) (Certificate of compliance) for the performance of its functions;

(e)                                  Notes held by Issuer, the Guarantors or any Subsidiary

send to the Trustee forthwith upon being so requested in writing by the Trustee a certificate of the Issuer or, as the case may be, the relevant Guarantor (in each case signed on their behalf by, with respect to the Issuer, the Chief Financial Officer or two Authorised Signatories, and, with respect to a Guarantor, two Authorised Signatories) setting out the total number of Notes which at the date of such certificate are held by or for the benefit of the Issuer, such Guarantor or any of their respective Subsidiaries;

(f)                                   Execution of further documents

so far as permitted by applicable law, at all times execute all such further documents and do all such further acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to the provisions of this Trust Deed;

(g)                                  Permitted Restructuring

(i)                                     in the event of a Permitted Restructuring whereby the Substituted Obligor assumes all the assets and liabilities of a Guarantor and assumes all the obligations of such Guarantor in respect of its Guarantee:

(A)                               on or prior to such Permitted Restructuring, ensure the Substituted Obligor enters into a supplemental deed in form and manner satisfactory to the Trustee agreeing to be bound by this Trust Deed and the Notes (with consequential amendments as the Trustee may deem appropriate) (the “Supplemental Deed”) as if such Substituted Obligor had been named in this Trust Deed and the Notes as a Guarantor,

(B)                               on or prior to such Permitted Restructuring, ensure the Substituted Obligor enters into a supplemental agreement in form and manner satisfactory to the Trustee and the Paying Agents agreeing to be bound by the Agency Agreement (with consequential amendments as the Paying Agents and the Trustee may deem appropriate) (the “Supplemental Agency Agreement”) as if such Substituted Obligor had been named in the Agency Agreement as a Guarantor,

(C)                               where the Substituted Obligor is incorporated, domiciled or resident in, or subject generally to the taxing jurisdiction of, a territory other than  Republic of Italy, the United States or Luxembourg, ensure the Substituted Obligor provides undertakings or covenants in the Supplemental Deed in terms corresponding to the terms of Condition 7 (Taxation) with the substitution for (or, as the case may be, the addition to) the references therein to the Republic of Italy, the United States or Luxembourg, as the case may be, of references to that other or additional territory to whose taxing jurisdiction, or that of a political subdivision thereof or an authority therein or thereof having power to tax, such Guarantor is subject as aforesaid, the Supplemental Deed also, to the extent required, to modify Condition 7 (Taxation) so that such Condition 7 (Taxation) shall make reference to that other or additional territory or any political subdivision thereof or any authority therein or thereof having power to tax;

(D)                               ensure the Substituted Obligor provides the Trustee with a certificate signed by two directors, or authorised signatories of the Substituted Obligor (or other officers acceptable to the Trustee) addressed to the Trustee (with a form and content satisfactory to the Trustee) certifying that it is solvent both at the time the Permitted Restructuring takes place and immediately thereafter (which certificate the Trustee may rely upon absolutely) and, if so provided, the Trustee shall not be under any duty to have regard to the financial condition, profits or prospects of the Substituted Obligor or to compare the same with those of the relevant Guarantor;

(E)                                procure the delivery of a legal opinion as to English and any other relevant law, addressed to the Trustee, dated the date of the Supplemental Deed and in a form acceptable to the Trustee from legal advisers acceptable to the Trustee as to the enforceability of the guarantee to be given by the Substituted Obligor and all other obligations assumed by it under the Supplemental Deed and Supplemental Agency Agreement;

(F)                                 prior to the date of the Permitted Restructuring, procure the delivery of a legal opinion as to English and any other relevant law, addressed to the Trustee, dated the date of the Permitted Restructuring confirming that (1) all the assets and liabilities of the relevant Guarantor have been assumed by the Substituted Obligor, and (2) all the obligations of the relevant Guarantor in respect of its Guarantee have been assumed by the Substituted Obligor, and in a form acceptable to the Trustee from legal advisers acceptable to the Trustee; and

(G)                               comply with, and ensure the Substituted Obligor complies with, all other requirements as the Trustee may direct in the interests of the Noteholders.

(ii)                                  In the event of a Permitted Restructuring whereby the Substituted Obligor assumes all the assets and liabilities of a Material Subsidiary and becomes a Material Subsidiary:

(A)                               prior to the date of the Permitted Restructuring, procure the delivery of a legal opinion as to English and any other relevant law, addressed to the Trustee, dated the date of the Permitted Restructuring confirming that all the assets and liabilities of the relevant Material Subsidiary have been assumed by the Substituted Obligor and in a form acceptable to the Trustee from legal advisers acceptable to the Trustee;

(B)                               comply with, and ensure the Substituted Obligor complies with, all other requirements as the Trustee may direct in the interests of the Noteholders; and

(C)                               give to the Trustee, as soon as reasonably practicable after the Permitted Restructuring involving any Subsidiary which thereby becomes or ceases to be a Material Subsidiary, a certificate by the Chief Financial Officer or two Authorised Signatories of the Issuer to such effect; such certificate shall, in the absence of manifest error, be conclusive and binding on the Issuer, the Guarantors, the Trustee and all Noteholders.

(h)                                 Chief Financial Officer and Authorised Signatories

upon the execution hereof and thereafter forthwith upon any change of the same, deliver to the Trustee (with a copy to the Principal Paying Agent) the name of the Chief Financial Officer and a list of the Authorised Signatories of the Issuer or, as the case may be, the Guarantors, together with certified specimen signatures of the same;

(i)                                     Payments

pay monies payable by it to the Trustee hereunder without set off, counterclaim, deduction or withholding, unless otherwise compelled by law and in the event of any deduction or withholding compelled by law pay such additional amount as will result in the payment to the Trustee of the amount which would otherwise have been payable by it to the Trustee hereunder;

(j)                                    Changes in the Issuer’s or Guarantors’ by-laws

give notice in writing to the Trustee forthwith of any amendment made to its by-laws since the date hereof which may in any way affect the provisions of Schedule 3 (Provisions for Meetings of the Noteholders) and provide the Trustee upon request with a copy of its current by-laws in force;

(k)                                 Information relating to the Issuer’s or Guarantors’ by-laws provide the Trustee promptly upon request with such information regarding its by-laws as it may request including without limitation informing the Trustee of the applicable number of days required for the purposes of the definition of “Block Voting Instruction” and “Voting Certificate” (both as defined in Schedule 3 (Provisions for Meetings of the Noteholders)) and paragraphs 2 and 6 of Schedule 3 (Provisions for Meetings of the Noteholders), as well as details of the relevant newspaper for the purposes of publishing notices for any Meeting (as defined in Schedule 3 (Provisions for Meetings of the Noteholders));

(l)                                     Translation of documents for Meetings

fourteen days before any Meeting (as defined in Schedule 3 (Provisions for Meetings of the Noteholders)) confirm to the Trustee, as to whether any law requires the translation into Italian of any Block Voting Instruction, Voting Certificate or any other document in relation to Schedule 3 (Provisions for Meetings of the Noteholders);

(m)                             Changes to the laws of the Republic of Italy

give notice in writing to the Trustee forthwith in the event of any amendment to the laws, rules and regulations of the Republic of Italy applicable to the provisions for Meetings of the Noteholders as set out in Schedule 3 (Provisions for Meetings of the Noteholders); and

(n)                                 Certificate as to Proxies

prior to any Meeting provide the Trustee with a certificate signed by the Chief Financial Officer or two Authorised Signatories of the Issuer confirming (a) its outstanding share capital as at that date and (b) the corresponding maximum number of Noteholders on whose behalf a single Proxy (as defined in Schedule 3 (Provisions for Meetings of the Noteholders)) may attend or vote at such Meeting under Article 2372 of the Italian Civil Code or any other applicable Italian law or regulation.

7.                                      AMENDMENTS AND MODIFICATIONS

7.1                               Waiver

The Trustee may, without any consent or sanction of the Noteholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, condition, event or act, from time to time and at any time, but only if and in so far as in its opinion the interests of the Noteholders shall not be materially prejudiced thereby, authorise or waive, on such terms and conditions (if any) as shall seem expedient to it, any breach or proposed breach of any of the covenants or provisions contained in this Trust Deed, the Agency Agreement, or the Notes or Coupons or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of this Trust Deed; any such authorisation, waiver or determination shall be binding on the Noteholders, the Couponholders and, unless the Trustee otherwise agrees, the Issuer shall cause such authorisation, waiver or determination to be notified to the Noteholders as soon as practicable thereafter in accordance with Condition 15 (Notices) relating thereto; provided that the Trustee shall not exercise any powers conferred upon it by this Clause 7.1 (Waiver) in contravention of any express direction by an Extraordinary Resolution or of a request in writing made by the holders of not less than 25 per cent. in aggregate principal amount of the Notes then outstanding (but so that no such direction or request shall affect any authorisation, waiver or determination previously given or made) or so as to authorise or waive any such breach or proposed breach relating to any of the matters the subject of the Reserved Matters as specified and defined in Schedule 3 (Provisions for Meetings of the Noteholders) or other matters pursuant to Article 2415 paragraph 13 of the Italian Civil Code.

7.2                               Modifications

The Trustee may from time to time and at any time without any consent or sanction of the Noteholders or Couponholders agree to (a) any modification to this Trust Deed (other than in respect of Reserved Matters as specified and defined in Schedule 3 (Provisions for Meetings of the Noteholders) or other matters pursuant to Article 2415 paragraph 13 of the Italian Civil Code or any provision of this Trust Deed referred to in that specification), the Notes or the Agency Agreement which in the opinion of the Trustee it may be proper to make provided the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders or (b) any modification to this Trust Deed, the Notes or the Agency Agreement if in the opinion of the Trustee such modification is of a formal, minor or technical nature or made to correct a manifest or proven error.  Any such modification shall be binding on the Noteholders and the Couponholders and, unless the Trustee otherwise agrees, the Issuer shall cause such modification to be notified to the Noteholders as soon as practicable thereafter in accordance with the Conditions.

8.                                      ENFORCEMENT

8.1                               Legal proceedings

Subject to any mandatory provisions of applicable law, the Trustee may at any time, at its discretion and without further notice, institute such proceedings against the Issuer and the Guarantors as it may think fit to recover any amounts due in respect of the Notes which are unpaid or to enforce any of its rights under this Trust Deed or the Conditions but it shall not be bound to take any such proceedings or any other action under this Trust Deed or the Notes unless (a) it shall have been so directed by an Extraordinary Resolution or so requested in writing by the holders of at least one-quarter in principal amount of the outstanding Notes and (b) it shall have been indemnified, secured and/or prefunded to its satisfaction against all Liabilities to which it may thereby become liable and which may be incurred by it in connection therewith and provided that the Trustee shall not be held liable for the consequence of taking any such action and may take such action without having regard to the effect of such action on individual Noteholders or Couponholders.  Save for rights and duties of the Noteholders’ Representative under Article 2418 of the Italian Civil Code and the right of each Noteholder or Couponholder under Article 2419 of the Italian Civil Code, only the Trustee may enforce the provisions of the Notes or this Trust Deed and no Noteholder or Couponholder shall be entitled to proceed directly against the Issuer or any Guarantor unless the Trustee, having become bound so to proceed, fails to do so within a reasonable time and such failure is continuing.

8.2                               Evidence of default

If the Trustee (or any Noteholder or Couponholder where entitled under this Trust Deed so to do) makes any claim, institutes any legal proceeding or lodges any proof in a winding-up or insolvency of the Issuer or any Guarantor under this Trust Deed or under the Notes, proof therein that:

(a)                                 as regards any specified Note the Issuer has made default in paying any principal due in respect of such Note shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Notes in respect of which a corresponding payment is then due; and

(b)                                 as regards any specified Coupon the Issuer has made default in paying any interest due in respect of such Coupon shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Coupons in respect of which a corresponding payment is then due.

9.                                      APPLICATION OF MONIES

9.1                               Application of monies

All monies received by the Trustee in respect of the Notes or amounts payable under this Trust Deed will despite any appropriation of all or part of them by the Issuer or the Guarantors (including any monies which represent principal or interest in respect of Notes or Coupons which have become void under the Conditions) be held by the Trustee on trust to apply them (subject to Clause 9.2 (Investment of monies)):

(a)                                 first, in payment or satisfaction of the Liabilities incurred by the Trustee in the preparation and execution of the trusts of this Trust Deed (including remuneration of the Trustee);

(b)                                 secondly, in or towards payment pari passu and rateably of all arrears of interest remaining unpaid in respect of the Notes and all principal monies due on or in respect of the Notes; and

(c)                                  thirdly, the balance (if any) in payment to the Issuer or, if such monies were received from a Guarantor, such Guarantor.

If the Trustee holds any monies in respect of Notes and/or Coupons which have become void or in respect of which claims have become prescribed, the Trustee will hold them on these trusts.

9.2                               Investment of monies

If the amount of the monies at any time available for payment of principal and interest in respect of the Notes under Clause 9.1 (Application of monies) shall be less than a sum sufficient to pay at least one-tenth of the principal amount of the Notes then outstanding, the Trustee may, at its discretion, invest such monies in one or more of the investments authorised herein with power from time to time, with like discretion, to vary such investments; and such investment(s) with the resulting income thereof may be accumulated until the accumulations together with any other funds for the time being under the control of the Trustee and available for the purpose shall amount to a sum sufficient to pay at least one-tenth of the principal amount of the Notes then outstanding and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied in the manner aforesaid.

9.3                               Authorised investments

Any monies which under this Trust Deed may be invested by the Trustee may be invested in the name or under the control of the Trustee in any of the investments for the time being authorised by English law for the investment by trustees of trust monies or in any other investments, whether similar to those aforesaid or not, which may be selected by the Trustee or by placing the same on deposit in the name or under the control of the Trustee with such bank or other financial institution as the Trustee may think fit and in such currency as the Trustee in its absolute discretion may determine and the Trustee may at any time vary or transfer any of such investments for or into other such investments or convert any monies so deposited into any other currency and shall not be responsible for any Liability occasioned by reason of any such investments or such deposit whether by depreciation in value, fluctuation in exchange rates or otherwise.

9.4                               Payment to Noteholders and Couponholders

The Trustee shall give notice to the Noteholders in accordance with the Conditions of the date fixed for any payment under Clause 9.1 (Application of monies).  Any payment to be made in respect of the Notes or the Coupons by the Issuer, any Guarantor or the Trustee may be made in the manner provided in the Conditions, the Agency Agreement and this Trust Deed and any payment so made shall be a good discharge to the extent of such payment, by the Issuer, such Guarantor or the Trustee, as the case may be.  Any payment in full of interest made in respect of a Coupon in the manner aforesaid shall extinguish any claim of a Noteholder which may arise directly or indirectly in respect of such interest.

9.5                               Production of Notes and Coupons

Upon any payment under Clause 9.4 (Payment to Noteholders and Couponholders) of principal or interest, the Note or Coupon in respect of which such payment is made shall, if the Trustee so requires, be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall, in the case of part payment, enface or cause such Paying Agent to enface a memorandum of the amount and date of payment thereon or, in the case of payment in full, shall cause such Note or Coupon to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

9.6                               Noteholders to be treated as holding all Coupons

Wherever in this Trust Deed the Trustee is required or entitled to exercise a power, trust, authority or discretion under this Trust Deed, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Noteholder is the holder of all Coupons appertaining to each Note of which he is the holder.

10.                               TERMS OF APPOINTMENT

By way of supplement to the Trustee Acts, it is expressly declared as follows:

10.1                        Reliance on information

(a)                                 Advice: the Trustee may in relation to this Trust Deed act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, surveyor, broker, auctioneer, accountant or other expert (whether obtained by the Trustee, the Issuer, any Guarantor, any Subsidiary or any Paying Agent) and which advice or opinion may be provided on such terms (including as to limitations on liability) as the Trustee may consider in its sole discretion to be consistent with prevailing market practice with regard to advice or opinions of that nature and shall not be responsible for any Liability occasioned by so acting; any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, cablegram or facsimile transmission and the Trustee shall not be liable for acting on any opinion, advice, certificate or information so conveyed although the same shall contain some error or shall not be authentic;

(b)                                 Certificate of directors or Authorised Signatories: the Trustee may call for and shall be at liberty to accept a certificate signed by (i) in the case of the Issuer, the Chief Financial Officer or two Authorised Signatories of the Issuer, (ii) in the case of a Guarantor, two Authorised Signatories of the relevant Guarantor, or (iii) other person duly authorised on the Issuer’s or such Guarantor’s, as the case may be, behalf as to any fact or matter prima facie within the knowledge of the Issuer or the relevant Guarantor as sufficient evidence thereof and a like certificate to the effect that any particular dealing, transaction or step or thing is, in the opinion of the person so certifying, expedient as sufficient evidence that it is expedient and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by its failing so to do;

(c)                                  Reliance on Auditors’ reports: the Trustee may act, or not act, and rely on (and shall have no liability to Noteholders or Couponholders for doing so) certificates or reports provided by the Auditors whether or not addressed to the Trustee and whether or not any such report or any engagement letter or other document entered into by the Trustee and the Auditors in connection therewith contains any limit on the liability of the Auditors (whether by reference to a monetary cap or by reference to the methodology to be employed in producing the same);

(d)                                 Resolution or direction of Noteholders: the Trustee shall not be responsible for acting upon any resolution purporting to have been passed at any meeting of the Noteholders in respect whereof minutes have been made and signed or a direction of a specified percentage of Noteholders, even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or the making of the directions or that for any reason the resolution purporting to have been passed at any Meeting or the making of the directions was not valid or binding upon the Noteholders and Couponholders;

(e)                                  Reliance on certification of clearing system: the Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence thereof and shall not be liable to the Issuer, the Guarantors or any Noteholder by reason only of either having accepted as valid or not having rejected an original certificate or letter of confirmation purporting to be signed on behalf of Euroclear, Clearstream, Luxembourg or any other relevant clearing system in relation to any matter;

(f)                                   Noteholders as a class: whenever in this Trust Deed the Trustee is required in connection with any exercise of its powers, trusts, authorities or discretions to have regard to the interests of the Noteholders, it shall have regard to the interests of the Noteholders as a class and in particular, but without prejudice to the generality of the foregoing, shall not be obliged to have regard to the consequences of such exercise for any individual Noteholder resulting from his or its being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory;

(g)                                  Trustee not responsible for investigations: the Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in this Trust Deed, the Notes, or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof;

(h)                                 No Liability as a result of the delivery of a certificate: the Trustee shall have no liability whatsoever for any Liability directly or indirectly suffered or incurred by the Issuer, any Guarantor, any Noteholder, Couponholder or any other person as a result of the delivery by the Trustee to the Issuer of a certificate as to material prejudice pursuant to Condition 8 (Events of Default) on the basis of an opinion formed by it in good faith;

(i)                                     No obligation to monitor: the Trustee shall be under no obligation to monitor or supervise the functions of any other person under the Trust Deed, Agency Agreement, Notes or Coupons or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations;

(j)                                    Notes held by the Issuer: in the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate of the Issuer or the relevant Guarantor, as the case may be, under Clause 6.2(e) (Notes held by Issuer, the Guarantors or any Subsidiary)), that no Notes are for the time being held by or for the benefit of the Issuer, such Guarantor or their respective Subsidiaries;

(k)                                 Forged Notes: the Trustee shall not be liable to the Issuer, any Guarantor or any Noteholder or Couponholder by reason of having accepted as valid or not having rejected any Note or Coupon as such and subsequently found to be forged, not authentic or not effectuated;

(l)                                     Events of Default and Put Events: the Trustee shall not be bound to give notice to any person of the execution of this Trust Deed or to take any steps to ascertain whether any Event of Default, Potential Event of Default or Put Event has happened and, until it shall have actual knowledge or express notice to the contrary, the Trustee shall be entitled to assume that no such Event of Default, Potential Event of Default or Put Event has happened and that each of the Issuer and each Guarantor is observing and performing all the obligations on its part contained in the Notes and

Coupons and under this Trust Deed and the Agency Agreement and no event has happened as a consequence of which any of the Notes may become repayable;

(m)                             Right to deduct or withhold: notwithstanding anything contained in this Trust Deed, to the extent required by any applicable law, if the Trustee is or will be required to make any deduction or withholding from any distribution or payment made by it hereunder or if the Trustee is or will be otherwise charged to, or is or may become liable to, tax as a consequence of performing its duties hereunder whether as principal, agent or otherwise, and whether by reason of any assessment, prospective assessment or other imposition of liability to taxation of whatsoever nature and whensoever made upon the Trustee, and whether in connection with or arising from any sums received or distributed by it or to which it may be entitled under this Trust Deed (other than in connection with its remuneration as provided for herein) or any investments or deposits from time to time representing the same, including any income or gains arising therefrom or any action of the Trustee in connection with the trusts of this Trust Deed (other than the remuneration herein specified) or otherwise, then the Trustee shall be entitled to make such deduction or withholding or, as the case may be, to retain out of sums received by it an amount sufficient to discharge any liability to tax which relates to sums so received or distributed or to discharge any such other liability of the Trustee to tax from the funds held by the Trustee upon the trusts of this Trust Deed; and

(n)                                 Evidence of interests in Eurosystem-eligible new Global Notes:  the Issuer and the Trustee may call for and place full reliance on any certificate, statement or other document to be issued by Euroclear and/or Clearstream, Luxembourg as to the principal amount of Notes represented by a Global Note and any such certificate, statement or other document shall be conclusive and binding for all purposes.  The Trustee and the Issuer shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate, statement or other document to such effect purporting to be issued by Euroclear or Clearstream, Luxembourg and subsequently found to be forged or not authentic.

10.2                        Trustee’s reliance on information in relation to Meetings

(a)                                 Certificate of directors and other information in relation to Meetings: the Trustee may rely without further investigation on (i) a certificate of (x) in the case of the Issuer, the Chief Financial Officer or two Authorised Signatories and (y) in the case of a Guarantor, two Authorised Signatories and /or (ii) the confirmation, opinion, certificate, advice or any other information obtained from any lawyer, consultant or other expert the Trustee deems appropriate regarding any matter governing the procedure for calling and holding a Meeting (as defined in Schedule 3 (Provisions for Meetings of the Noteholders)) including without limitation whether a Noteholders’ Representative (rappresentante comune) has been appointed by court order (on request of the Issuer or the Noteholders) or by resolution of the Noteholders (as provided in Condition 12(a) (Meetings of Noteholders) and whether the individual or entity selected to act as the Noteholders’ Representative falls into any of the disqualified categories (including, without limitation, directors and statutory auditors) pursuant to Article 2417(1) of the Italian Civil Code;

(b)                                 Advice in relation to Meetings: the Trustee shall be entitled at any time to obtain and rely on such legal advice as it may deem necessary in respect of all applicable Italian laws and regulations governing the procedure for calling and holding any Meeting (as defined in Schedule 3 (Provisions for Meetings of the Noteholders)) and the Trustee shall not be responsible for any delay occasioned in obtaining such advice; and all proper costs and expenses incurred for such legal advice shall be borne by the Issuer (or, failing which, the Guarantors) upon receipt of proper evidence thereof; and

(c)                                  Procedures for Meetings: in the absence of written notification, the Trustee shall be entitled to assume without liability, that no amendments have been made to any applicable laws or regulations or the by-laws of the Issuer which may affect the governing of the procedure for calling and holding Meetings (as defined in Schedule 3 (Provisions for Meetings of the Noteholders)) as set out in Schedule 3 (Provisions for Meetings of the Noteholders).

10.3                        Trustee’s powers and duties

(a)                                 Trustee’s determination: the Trustee may determine whether or not a default in the performance or observance by the Issuer or any Guarantor of any obligation under the provisions of this Trust Deed or contained in the Notes or Coupons is capable of remedy and/or materially prejudicial to the interests of the Noteholders and if the Trustee shall certify that any such default is, in its opinion, not capable of remedy and/or materially prejudicial to the interests of the Noteholders, such certificate shall be conclusive and binding upon the Issuer, the Guarantors and the Noteholders and Couponholders;

(b)                                 Determination of questions: the Trustee as between itself and the Noteholders and the Couponholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Trust Deed and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee, the Noteholders and the Couponholders;

(c)                                  Trustee’s discretion: the Trustee shall (save as expressly otherwise provided herein) as regards all the trusts, powers, authorities and discretions vested in it by this Trust Deed or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and the Trustee shall not be responsible for any Liability that may result from the exercise or non-exercise thereof but whenever the Trustee is under the provisions of this Trust Deed bound to act at the request or direction of the Noteholders, the Trustee shall nevertheless not be so bound unless first indemnified and/or provided with security and/or prefunded to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing.  Without limiting the general statement above, the Trustee may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, of England.  Furthermore, the Trustee may also refrain from taking such action if it would otherwise render it liable to any person in that jurisdiction or England or if, in its opinion based upon such legal advice, it would not have the power to do the relevant thing in that jurisdiction by virtue of any applicable law in that jurisdiction or in England or if it is determined by any court or other competent authority in that jurisdiction or in England that it does not have such power;

(d)                                 Trustee’s consent: any consent given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee may require;

(e)                                  Conversion of currency: where it is necessary or desirable for any purpose in connection with this Trust Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Trust Deed or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Trustee in its absolute discretion as relevant and any rate, method and date so specified shall be binding on the Issuer, the Guarantors, the Noteholders and the Couponholders;

(f)                                   Application of proceeds: the Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Notes, the exchange of any Temporary Global Note for any Permanent Global Note or any Permanent Global Note for definitive Notes or the delivery of any Note or Coupon to the persons entitled to them;

(g)                                  Error of judgment: the Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Trustee assigned by the Trustee to administer its corporate trust matters;

(h)                                 Agents: the Trustee may, in the conduct of the trusts of this Trust Deed instead of acting personally, employ and pay an agent on any terms, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money) and the Trustee shall not be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person;

(i)                                     Delegation: the Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed, act by responsible officers or a responsible officer for the time being of the Trustee and the Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person or persons or fluctuating body of persons (whether being a joint trustee of this Trust Deed or not) all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of the Trustee) as the Trustee may think fit in the interests of the Noteholders and the Trustee shall not be bound to supervise the proceedings or acts of and shall not in any way or to any extent be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of such delegate or sub-delegate;

(j)                                    Custodians and nominees: the Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Trustee may determine, including for the purpose of depositing with a custodian this Trust Deed or any document relating to the trust created hereunder and the Trustee shall not be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer; and

(k)                                 Confidential information: the Trustee shall not (unless required by law or ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder or Couponholder confidential information or other information made available to the Trustee by the Issuer or the Guarantors in connection with this Trust Deed and no Noteholder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information.

10.4                        Financial matters

(a)                                 Professional charges: any trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of this Trust Deed and also his properly incurred charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with this Trust Deed, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person;

(b)                                 Expenditure by the Trustee: nothing contained in this Trust Deed shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it; and

(c)                                  Trustee may enter into financial transactions with the Issuer: no Trustee and no director or officer of any corporation being a Trustee hereof shall by reason of the fiduciary position of such Trustee be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with the Issuer, any Guarantor or any of their respective Subsidiaries, or any person or body corporate directly or indirectly associated with the Issuer, any Guarantor or any of their respective Subsidiaries, or from accepting the trusteeship of any other debenture stock, debentures or securities of the Issuer, any Guarantor or any of their respective Subsidiaries or any person or body corporate directly or indirectly associated with the Issuer, any Guarantor or any of their respective Subsidiaries, and neither the Trustee nor any such director or officer shall be accountable to the Noteholders or the Issuer, any Guarantor or any of their respective Subsidiaries, or any person or body corporate directly or indirectly associated with the Issuer, any Guarantor or any of their respective Subsidiaries, for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions and the Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit.

10.5                        Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by this Trust Deed.  Where there are any inconsistencies between the Trustee Acts and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.

10.6                        Trustee Liability

Subject to Section 750 of the Companies Act 2006 (if applicable) and notwithstanding anything to the contrary in this Trust Deed, the Notes or the Agency Agreement, the Trustee shall not be liable to any person for any matter or thing done or omitted in any way in connection with or in relation to this Trust Deed, the Notes or the Agency Agreement save in relation to its own gross negligence, wilful default or fraud.

10.7                        Illegality

None of the Agents shall be under any obligation to take any action under this Agreement (i) which may be illegal or contrary to applicable law or regulation or (ii) which it expects will result in any expense, loss, charge or liability accruing to it, the payment of which or adequate indemnity against which within a reasonable time is not, in its opinion, assured to it.

11.                               COSTS AND EXPENSES

11.1                        Remuneration

(a)                                 Normal remuneration: the Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed between the Issuer and the Trustee.  Such remuneration shall be payable in advance on the anniversary of the date hereof in each year and the first payment shall be made on the date hereof.  Such remuneration shall accrue from day to day and be payable (in priority to payments to the Noteholders and Couponholders) up to and including the date when, all the Notes having become due for redemption, the redemption monies and interest thereon to the date of redemption have been paid to the Principal Paying Agent or the Trustee, provided that if upon due presentation (if required pursuant to the Conditions) of any Note or Coupon or any cheque, payment of the monies due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue;

(b)                                 Extra remuneration: in the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee considering it necessary or being requested by the Issuer to undertake duties which the Trustee and the Issuer or any Guarantor agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them;

(c)                                  Value added tax: the Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Trust Deed;

(d)                                 Failure to agree: in the event of the Trustee and the Issuer failing to agree:

(i)                                     (in a case to which sub-clause 11.1(a) (Normal remuneration) applies) upon the amount of the remuneration; or

(ii)                                  (in a case to which sub-clause 11.1(b) (Extra remuneration) applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, or upon such additional remuneration;

such matters shall be determined by a person (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such person being payable by the Issuer) and the determination of any such person shall be final and binding upon the Trustee and the Issuer;

(e)                                  Expenses: the Issuer shall also pay or discharge all reasonable costs, charges and expenses incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Trust Deed, including but not limited to legal and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Trust Deed, in each case upon receipt of proper evidence of such costs, charges and/or expenses;

(f)                                   Indemnity: the Issuer shall indemnify the Trustee in respect of all liabilities and expenses incurred by it or by any Appointee or other person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by this Trust Deed and against all liabilities, actions, proceedings, costs, claims and demands that any of them may incur or that may be made against any of them in respect of any matter or thing done or omitted in any way relating to this Trust Deed provided that it is expressly stated that Clause 10.6 (Trustee Liability) shall apply in relation to these provisions.  Notwithstanding any provision of this Trust Deed to the contrary, including, without limitation, any indemnity given, the Trustee shall not in any event be liable for any indirect, special, speculative, punitive or consequential loss, damage or expenses of any kind whatsoever (including but not limited to loss of profits), whether or not foreseeable, suffered by the Issuer or any other party in connection with the transactions contemplated by this Trust Deed; and

(g)                                  Payment of amounts due: all amounts due and payable pursuant to sub-Clauses 11.1(e) (Expenses) and 11.1(f) (Indemnity) shall be payable by the Issuer on the date specified in a demand by the Trustee; the rate of interest applicable to such payments shall be two per cent. per annum above the base rate from time to time of The Bank of New York and interest shall accrue:

(i)                                     in the case of payments made by the Trustee prior to the date of the demand, from the date on which the payment was made or such later date as specified in such demand; and

(ii)                                  in the case of payments made by the Trustee on or after the date of the demand, from the date specified in such demand, which date shall not be a date earlier than the date such payments are made.

All remuneration payable to the Trustee shall carry interest at the rate specified in this Clause 11.1(g) (Payment of amounts due) from the due date thereof;

11.2                        Stamp duties

The Issuer (failing which, the Guarantors) will pay all stamp duties, registration taxes, capital duties and other similar duties or taxes (if any) payable on (a) the constitution and issue of the Notes and Coupons, (b) the initial delivery of the Notes, (c) any action taken by the Trustee (or any Noteholder or Couponholder where permitted or required under this Trust Deed so to do) to enforce the provisions of the Notes or this Trust Deed and (d) the execution of this Trust Deed.  If the Trustee (or any Noteholder or Couponholder where permitted under this Trust Deed so to do) shall take any proceedings against the Issuer or any Guarantor in any other jurisdiction and if for the purpose of any such proceedings this Trust Deed or any Notes are taken into any such jurisdiction and any stamp duties or other duties or taxes become payable thereon in any such jurisdiction, the Issuer will pay (or reimburse the person making payment of) such stamp duties or other duties or taxes (including penalties).

11.3                        Exchange rate indemnity

(a)                                 Currency of account and payment: Euro or, in relation to Clause 11.1 (Remuneration), pounds sterling (the “Contractual Currency”) is the sole currency of account and payment for all sums payable by the Issuer and the Guarantors under or in connection with this Trust Deed and the Notes and the Coupons, including damages;

(b)                                 Extent of discharge: an amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer, any

Guarantor or otherwise), by the Trustee or any Noteholder or Couponholder in respect of any sum expressed to be due to it from the Issuer or such Guarantor will only discharge the Issuer or such Guarantor to the extent of the Contractual Currency amount which the recipient is able to purchase at the applicable market rate (as determined in its sole discretion) with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so); and

(c)                                  Indemnity: if that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed or the Notes or the Coupons, the Issuer will indemnify it against any Liability sustained by it as a result.  In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.

11.4                        Indemnities separate

The indemnities in this Trust Deed constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted by the Trustee and/or any Noteholder or Couponholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed or the Notes and/or the Coupons or any other judgment or order.  Any such Liability as referred to in sub-clause 11.1(f) (Indemnity) shall be deemed to constitute a Liability suffered by the Trustee, the Noteholders and Couponholders and no proof or evidence of any actual Liability shall be required by the Issuer, any Guarantor or their respective liquidator or liquidators.

11.5                        Discharges

Notwithstanding any discharge of this Trust Deed or the Trustee’s appointment, the provisions of this Clause 11 (Costs and expenses) shall continue in full force and effect notwithstanding such discharge.

12.                               APPOINTMENT AND RETIREMENT

12.1                        Appointment of Trustees

The power of appointing new trustees of this Trust Deed shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution.  A trust corporation may be appointed sole trustee hereunder but subject thereto there shall be at least two trustees hereof one at least of which shall be a trust corporation.  Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Issuer to the Paying Agents and to the Noteholders.  The Noteholders shall together have the power, exercisable by Extraordinary Resolution, to remove any trustee or trustees for the time being hereof.  The removal of any trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such removal.

12.2                        Co-trustees

Notwithstanding the provisions of Clause 12.1 (Appointment of Trustees), the Trustee may, upon giving prior notice to the Issuer and the Guarantors but without the consent of the Issuer, the Guarantors or the Noteholders, appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

(a)                                 if the Trustee considers such appointment to be in the interests of the Noteholders; or

(b)                                 for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed; or

(c)                                  for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of this Trust Deed.

12.3                        Attorneys

The Issuer and the Guarantors each hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment.  Such a person shall (subject always to the provisions of this Trust Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by this Trust Deed) and such duties and obligations as shall be conferred on such person or imposed by the instrument of appointment.  The Trustee shall have power in like manner to remove any such person.  Such proper remuneration as the Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Trust Deed be treated as costs, charges and expenses incurred by the Trustee.

12.4                        Retirement of Trustees

Any Trustee for the time being of this Trust Deed may retire at any time upon giving not less than three calendar months’ notice in writing to the Issuer and the Guarantors without assigning any reason therefor and without being responsible for any costs occasioned by such retirement.  The retirement of any Trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such retirement.  Each of the Issuer and the Guarantors hereby covenants that in the event of the only trustee hereof which is a trust corporation giving notice under this Clause 12.4 (Retirement of Trustees) it shall use its best endeavours to procure a new trustee, being a trust corporation, to be appointed and if the Issuer has not procured the appointment of a new trustee within 30 days of the expiry of the Trustee notice referred to in this Clause 12.4 (Retirement of Trustees), the Trustee shall be entitled to procure the appointment of a new trustee.

12.5                        Competence of a majority of Trustees

Whenever there shall be more than two trustees hereof the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by this Trust Deed in the Trustee generally.

12.6                        Powers additional

The powers conferred by this Trust Deed upon the Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Notes or Coupons.

12.7                        Merger

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Clause 12.7 (Merger), without the execution or filing of any paper or any further act on the part of any of the parties hereto.

13.                               NOTICES

13.1                        Addresses for notices

All notices and other communications hereunder shall be made in writing and in English (by letter or fax) and shall be sent as follows:

(a)	Issuer: if to the Issuer, to it at:

Lottomatica Group S.p.A.
Viale del Campo Boario 56/D
00154 Rome
Italy

	Fax:	+39 06 518 9 4482
	Attention:	Corporate Affairs

With a copy to:

GTECH Corporation
GTECH Center
10 Memorial Boulevard
Providence, RI 02903-1125
United States of America

	Fax:	+1 401 392 0391
	Attention:	General Counsel

(b)	Guarantors: if to any Guarantor to them at:

GTECH Corporation
GTECH Center
10 Memorial Boulevard
Providence, RI 02903-1125
United States of America

	Fax:	+1 401 392 0391
	Attention:	General Counsel

With a copy to:

Lottomatica Group S.p.A.
Viale del Campo Boario 56/D
00154 Rome
Italy

	Fax:	+39 06 518 9 444
	Attention:	Corporate Affairs

(c)	Trustee: if to the Trustee, to it at:

BNY Mellon Corporate Trustee Services Limited
One Canada Square
London E14 5AL
United Kingdom

	Fax:	+44 207 964 2536
	Attention:	Corporate Trust Services

13.2                        Effectiveness

Every notice or other communication sent in accordance with Clause 13.1 (Addresses for notices) shall be effective as follows if sent by letter, it shall be deemed to have been delivered seven days after the time of despatch and if sent by fax it shall be deemed to have been delivered at the time of despatch provided that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

13.3                        Notes held in clearing systems

So long as any Global Note is held on behalf of a clearing system, in considering the interests of Noteholders, the Trustee may rely on any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders or participants with entitlements to any such Global Note.

13.4                        No notice to Couponholders

None of the Trustee, the Issuer nor any Guarantor shall be required to give any notice to the Couponholders for any purpose under this Trust Deed and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Noteholders in accordance with Condition 15 (Notices).

14.                               NOTEHOLDERS’ REPRESENTATIVE

14.1                        Meetings of Noteholders

Subject to mandatory provisions of Italian law, for the purposes of paragraph 5 of Schedule 3 (Provisions for Meetings of the Noteholders), the Issuer (through its directors) shall, at the request of the Trustee or the Noteholders (as provided in Condition 12(a) (Meetings of Noteholders)), convene a meeting of the Noteholders.

14.2                        Notification to the Trustee

The Issuer shall notify the Trustee in writing immediately upon becoming aware of any action or proceedings to enforce the terms of this Trust Deed, the Notes and/or the Coupons being taken directly against the Issuer by any Noteholder or Noteholders.

14.3                        Noteholders’ Representative

Subject to mandatory provisions of Italian law, and to the extent that the Trustee accepts its appointment as Noteholders’ Representative pursuant to and in accordance with the provisions of Condition 12(b) (Noteholders’ Representative) and/or Schedule 3 (Provisions for Meetings of the Noteholders), it shall, as of and from the time of such appointment and in its capacity as Noteholders’ Representative, not be obliged to take any action or proceedings under, or in relation to, this Trust Deed, the Notes and/or the Coupons unless directed to do so by an Extraordinary Resolution (as defined in Schedule 3 (Provisions for Meetings of the Noteholders)) of the Noteholders.  In its capacity as Noteholders’ Representative, it may refrain from taking any action or exercising any right, power, authority or discretion vested in it under, or in relation to, the Trust Deed, the Notes and/or the Coupons unless and until it shall have been indemnified, secured and/or prefunded to its satisfaction against any and all Liabilities for which it may thereby become liable and which may be incurred by it in connection therewith and provided that the Trustee shall not be held liable for the consequence of taking any such action and may take such action without having regard to the effect of such action on individual Noteholders or Couponholders.  Subject to the mandatory provisions of Italian law, nothing contained in this Trust Deed, the Notes and/or the Coupons shall require the Noteholders’ Representative to expend or risk its own funds or otherwise incur any Liabilities in the performance of its duties or the exercise of any right, power, authority or discretion under this Trust Deed, the Notes and/or the Coupons if it has grounds for believing the repayment of such funds or adequate indemnity against such risk or Liabilities is not assured to it.

15.                               FURTHER ISSUES

15.1                        Supplemental Trust Deed

If the Issuer issues further notes as provided in Condition 14 (Further Issues), the Issuer and the Guarantors shall, before their issue, execute and deliver to the Trustee a deed supplemental to this Trust Deed containing such provisions (including, but not limited to, provisions corresponding to any of the provisions of this Trust Deed) as the Trustee may require.

15.2                        Meetings of Noteholders

If the Trustee so directs, Schedule 3 (Provisions for Meetings of Noteholders) hereto shall apply equally to Noteholders and to holders of any notes issued pursuant to the Conditions as if references in it to “Notes” and “Noteholders” were also such securities and their holders respectively.

16.                               LAW AND JURISDICTION

16.1                        Governing law

This Trust Deed and the Notes and all matters and any non-contractual obligations arising from or connected with the Trust Deed and the Notes are governed by, and shall be construed in accordance with, English law, save that the mandatory provisions of Italian law relating to meetings of the Noteholders and the Noteholders’ Representative (rappresentante comune) shall apply to the provisions of the Notes and the Trust Deed in respect of the same.

16.2                        English courts

The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”), arising from or connected with this Trust Deed or the Notes and all non-contractual matters arising from or connected therewith (including a dispute regarding the existence, validity or termination of this Trust Deed or the Notes) or the consequences of their nullity.

16.3                        Non-exclusivity

The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of the Trustee or any Noteholder to take proceedings relating to a Dispute (“Proceedings”) in the Republic of Italy nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if any to the extent permitted by law.

16.4                        Appropriate forum

The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

16.5                        Rights of the Trustee and Noteholders to take proceedings outside England

Clause 16.2 (English courts) is for the benefit of the Trustee and the Noteholders only.  As a result, nothing in this Clause 16 (Law and Jurisdiction) prevents the Trustee or any of the Noteholders from taking Proceedings in any other courts with jurisdiction.  To the extent allowed by law, the Trustee or any of the Noteholders may take concurrent Proceedings in any number of jurisdictions.

16.6                        Process agent

The Issuer and each Guarantor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to GTECH U.K. Limited of Building 3, Floor 1, Croxley Green Business Park, Hatters Lane, Watford, Hertfordshire WD18 8YG, United Kingdom or, if different, its registered office for the time being or at any address of the Issuer or the relevant Guarantor in England and Wales at which process may be served on it in accordance with section 1139(2) of the Companies Act 2006.  If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer or any Guarantor, the Issuer or such Guarantor shall, on the written demand of the Trustee, appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Trustee shall be entitled to appoint such a person by written notice addressed to the Issuer or such Guarantor.  Nothing in this Clause 16.6 (Process agent) shall affect the right of the Trustee or any of the Noteholders to serve process in any other manner permitted by law.

17.                               SEVERABILITY

In case any provision in or obligation under this Trust Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

18.                               CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

No person shall have any right to enforce any provision of this Trust Deed under the Contracts (Rights of Third Parties) Act 1999.

19.                               COUNTERPARTS

This Trust Deed may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF this Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first before written.

Schedule 1

Part A

Form of Temporary Global Note

THIS TEMPORARY GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE OF THE UNITED STATES) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

LOTTOMATICA GROUP S.p.A.
(incorporated with limited liability under
the laws of the Republic of Italy)

€500,000,000
3.500 per cent. Guaranteed Notes due 5 March 2020

guaranteed by

GTECH CORPORATION
GTECH HOLDINGS CORPORATION
GTECH RHODE ISLAND LLC
INVEST GAMES S.A.

ISIN: XS0860855930

TEMPORARY GLOBAL NOTE

1.                                      INTRODUCTION

This Temporary Global Note is issued in respect of the €500,000,000 3.500 per cent. Guaranteed Notes due 5 March 2020 (the “Notes”) of Lottomatica Group S.p.A. (the “Issuer”) and guaranteed by GTECH Corporation, GTECH Holdings Corporation, GTECH Rhode Island LLC and Invest Games S.A. (each a “Guarantor” and together the “Guarantors”).  The Notes are constituted by a trust deed dated 5 December 2012 (as amended or supplemented from time to time, the “Trust Deed”) among the Issuer, the Guarantors and BNY Mellon Corporate Trustee Services Limited as trustee (the “Trustee”, which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a paying agency agreement dated 5 December 2012 (as amended or supplemented from time to time, the “Agency Agreement”) and made among the Issuer, the Guarantors, The Bank of New York Mellon (acting through its London Branch) as principal paying agent (the “Principal Paying Agent”, which expression includes any successor principal paying agent appointed from time to time in connection with the Notes) and the other paying agents named therein (together with the Principal Paying Agent, the “Paying Agents”, which expression includes any successor or additional paying agents appointed from time to time in connection with the Notes) and the Trustee.

2.                                      REFERENCES TO CONDITIONS

Any reference herein to the “Conditions” is to the terms and conditions of the Notes set out in Part B of Schedule 2 (Terms and Conditions of the Notes) of the Trust Deed and any reference to a numbered “Condition” is to the correspondingly numbered provision thereof.  Words and expressions defined in the Conditions shall have the same meanings when used in this Temporary Global Note.

3.                                      PROMISE TO PAY

The Issuer, for value received, promises to pay to the bearer of this Temporary Global Note the principal sum of

€500,000,000
(FIVE HUNDRED MILLION EURO)

on 5 March 2020 or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions; provided, however, that such interest shall be payable only:

(a)                                 in the case of interest falling due before the Exchange Date (as defined below), to the extent that a certificate or certificates issued by Euroclear Bank S.A./N.V. (“Euroclear”) and/or Clearstream Banking, société anonyme (“Clearstream, Luxembourg” and together with Euroclear, the “Clearing Systems”) dated not earlier than the date on which such interest falls due and in substantially the form set out in Schedule C (Form of Euroclear/Clearstream, Luxembourg Certification) hereto (certifying as to certain information based on certificates in substantially the form set out in Schedule A (Form of Accountholder’s Certification) hereto received from Member Organisations) is/are delivered to the Specified Office (as defined in the Trust Deed) of the Principal Paying Agent; or

(b)                                 in the case of interest falling due at any time, to the extent that the Issuer has failed to procure the exchange for a permanent global note of that portion of this Temporary Global Note in respect of which such interest has accrued.

4.                                      NEGOTIABILITY

This Temporary Global Note is negotiable and, accordingly, title to this Temporary Global Note shall pass by delivery.  Interests in Notes represented by this Temporary Global Note shall be transferable only in accordance with the rules and procedures for the time being of the relevant Clearing System.

5.                                      EXCHANGE

On or after the day following the expiry of 40 days after the date of issue of this Global Note (the “Exchange Date”), the Issuer shall procure (in the case of the first exchange) the exchange in whole or in part of interests in this Temporary Global Note for interests recorded in the records of the relevant Clearing Systems of a permanent global note (the “Permanent Global Note”) in or substantially in the form set out in Part B of Schedule 1 (Form of Permanent Global Note) to the Trust Deed to the bearer of this Temporary Global Note or (in the case of any subsequent exchange) an increase in such interests and in the principal amount of the Permanent Global Note.  Any exchange of interests in this Temporary Global Note for the corresponding interests recorded in the records of the relevant Clearing Systems in a duly executed and authenticated Permanent Global Note shall only take place upon:

(a)                                 presentation and (in the case of final exchange) surrender of this Temporary Global Note to, or to the order of the Principal Paying Agent at its Specified Office; and

(b)                                 receipt by the Principal Paying Agent of a certificate or certificates issued by Euroclear and/or Clearstream, Luxembourg dated not earlier than the Exchange Date and in substantially the form set out in Schedule C (Form of Euroclear/Clearstream, Luxembourg Certification) hereto (certifying as to certain information based on certificates in substantially the form set out in Schedule A (Form of Accountholder’s Certification) hereto received from Member Organisations).

The principal amount of Notes represented by this Temporary Global Note shall be the aggregate principal amount from time to time entered in the records of both of the relevant Clearing Systems.  The records of the relevant Clearing Systems (which expression in this Temporary Global Note means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer’s interest in the Notes) shall be conclusive evidence of the principal amount of Notes represented by this Temporary Global Note and for those purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the principal amount of Notes represented by this Temporary Global Note at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.  In no circumstances shall the principal amount of the Permanent Global Note exceed the initial principal amount of this Temporary Global Note.

6.                                      WRITING DOWN

On each occasion on which:

(a)                                 the Permanent Global Note is delivered or the principal amount thereof is increased in accordance with its terms in exchange for a further portion of this Global Note; or

(b)                                 Notes represented by this Temporary Global Note are to be cancelled in accordance with Condition 5(f) (Cancellation),

the Issuer shall procure that (a) the principal amount of the Permanent Global Note, the principal amount of such increase or (as the case may be) the aggregate principal amount of such Notes and (b) the remaining principal amount (if any) of this Temporary Global Note (which shall be the previous principal amount hereof less the aggregate of the amounts referred to in (a)) are recorded in the records of the relevant Clearing Systems, whereupon the principal amount of this Temporary Global Note shall for all purposes be as most recently so noted.

7.                                      PAYMENTS

(a)                                 Subject to Clauses 3(a) and 3(b) (Promise to pay) above, payments due in respect of Notes for the time being represented by this Temporary Global Note shall be made to the bearer of this Temporary Global Note and each payment so made will discharge the Issuer’s obligations in respect thereof.

(b)                                 Subject to Clauses 3(a) and 3(b) (Promise to pay) above, upon any payment in respect of the Notes represented by this Temporary Global Note, the Issuer shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems but any failure to make such entries shall not affect the discharge referred to in Clause 7(a) above.

8.                                      CONDITIONS APPLY

Until this Temporary Global Note has been exchanged as provided herein or cancelled in accordance with the Agency Agreement, the bearer of this Temporary Global Note shall be subject to the Conditions and, subject as otherwise provided herein, shall be entitled to the same rights and benefits under the Conditions as if the bearer were the holder of Notes in definitive form in the denomination of €100,000 in substantially the form set out in Part A of Schedule 2 (Form of Definitive Note) to the Trust Deed and the related Coupons, and in an aggregate principal amount equal to the principal amount of this Temporary Global Note.

9.                                      NOTICES

Notwithstanding Condition 15 (Notices), while all the Notes are represented by this Temporary Global Note (or by this Temporary Global Note and the Permanent Global Note) and this Temporary Global Note is (or this Temporary Global Note and the Permanent Global Note are) held on behalf of the relevant Clearing Systems, notices to Noteholders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders (as defined below) rather than by publication as required by Condition 15 (Notices); provided, however, that, so long as the Notes are listed on the Luxembourg Stock Exchange and its rules so require, notices will also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or on the website of the Luxembourg Stock Exchange (www.bourse.lu).  Any notice delivered to Euroclear and/or Clearstream, Luxembourg shall be deemed to have been given to Noteholders on the date on which such notice is delivered to the relevant Clearing System.

10.                               AUTHENTICATION AND EFFECTUATION

This Temporary Global Note shall not be valid or enforceable for any purpose unless and until it has been authenticated for and on behalf of The Bank of New York Mellon (acting through its London Branch) as principal paying agent and effectuated by the entity appointed as common safekeeper by the relevant Clearing Systems.

11.                               ACCOUNTHOLDERS

For so long as any of the Notes is represented by this Temporary Global Note or this Temporary Global Note and Permanent Global Note and such relevant Global Note(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Notes (each an “Accountholder”) (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes) shall be treated as the holder of that principal amount for all purposes (including but not limited to for the purposes of any quorum requirements of, or the right to demand a poll, meetings of the Noteholders and giving notice to the Issuer pursuant to Condition 8 (Events of Default) and Condition 5(c) (Redemption at the option of the Noteholders)) other than with respect to the payment of principal and interest on the Notes, the right to which shall be vested, as against the Issuer, (i) if represented by this Temporary Global Note only, solely in the bearer of this Temporary Global Note in accordance with and subject to its terms or (ii) if represented by this Temporary Global Note and Permanent Global Note, in the bearer of this Temporary Global Note and the bearer of the Permanent Global Note, in accordance with and subject to their terms.  Each Accountholder must look solely to the relevant Clearing Systems for its share of each payment made to the bearer of this Temporary Global Note.

12.                               THIRD PARTY RIGHTS

No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of the terms of this Temporary Global Note.

13.                               GOVERNING LAW

This Temporary Global Note and all matters and any non-contractual obligations arising from or connected with it are governed by, and shall be construed in accordance with, English law, save that the mandatory provisions of Italian law relating to meetings of the Noteholders and the Noteholders’ Representative (rappresentante comune) shall apply to the provisions of the Notes and the Trust Deed in respect of the same.

AS WITNESS the manual signature of a duly authorised person on behalf of the Issuer.

LOTTOMATICA GROUP S.p.A.

By:
(duly authorised)

ISSUED on       December 2012

CERTIFICATE OF AUTHENTICATION

AUTHENTICATED for and on behalf of

THE BANK OF NEW YORK MELLON (ACTING THROUGH ITS LONDON BRANCH)

as principal paying agent without recourse, warranty or liability

By:
(duly authorised)

CERTIFICATION OF EFFECTUATION

EFFECTUATED by

CLEARSTREAM BANKING, SOCIÉTÉ ANONYME

as common safekeeper without recourse, warranty or liability

By:
(duly authorised)

Schedule A

Form of Accountholder’s Certification

LOTTOMATICA GROUP S.p.A.
(incorporated with limited liability under
the laws of the Republic of Italy)

€500,000,000
3.500 per cent. Guaranteed Notes due 5 March 2020

guaranteed by

GTECH CORPORATION
GTECH HOLDINGS CORPORATION
GTECH RHODE ISLAND LLC
INVEST GAMES S.A.

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (a) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States persons”), (b) are owned by United States person(s) that (i) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (ii) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (i) or (ii), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (c) (whether or not also described in clause (a) or (b)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

This is also to certify that the Securities are beneficially owned by (1) non-U.S. person(s) or (2) U.S. person(s) who purchased the Securities in transactions which did not require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”).  As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Securities Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to €[•] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [                    ]

[name of person giving certificate]
as, or as agent for,
the beneficial owner(s) of the Securities to which this certificate relates.

By:
Authorised signatory

Schedule B

Further Information in respect of the Issuer

The Issuer

1.	Object:

The object of the Issuer, as set out in Article 4 of its by-laws, is the carrying out of all activities pertaining to the organisation, management and completion of games and/or lotteries, instant and/or traditional, including but not limited to games of ability, forecasting competitions, lottery draws and betting, whether directly or through concessions, in Italy or abroad. In particular, the Issuer can organise and manage, under licence from the Ministry of Finance, the automated lotto service, as provided for by section 1 of the Ministry Decree. 4832/GAB of March 17, 1993 as amended. The Issuer can also carry out any concessionary activities and/or activities connected with services delegated, or in any way granted under a concession, to tobacconist shops and/or collectors by the Public Administration, including the collection of car taxes. The Issuer can further exercise and develop, under concession, national pari-mutuel games through a distribution network. The Issuer can carry out any other activity granted by the Public Administration in connection with concessionary services or activities that have been granted to it under a concession. The Issuer can carry out any manufacturing, financial, commercial, movables and real estate property transactions, in any way instrumental to the pursuit of the corporate purpose, including the issuance of surety bonds, pledges and mortgages and the acquisition, assignment and use of industrial rights, patents and inventions. The Issuer can hold interests in other companies, businesses and consortia, either established or to be established, including foreign companies, essential to, connected with or instrumental in achieving the corporate purpose and can carry out, in general, any essential or desirable transaction in connection therewith in compliance with the provisions of activity set forth by Section 106 and et seq. of the Legislative Decree No. 385/1993 as amended, and its implementing regulations.

2.	Registered Office:	Viale del Campo Boario 56/D, 00154 Rome, Italy.

3.	Company’s Registered Number:	Companies Registry of Rome No. 08028081001, Chamber of Commerce of Rome, Italy.

4.	Paid-up share capital at the date hereof:	€172,360,220.00, consisting of 172,360,220 ordinary shares, each with a nominal value of €1.00.

5.	Reserves:	€2,088,918,000

6.	Date of resolutions authorising the issue of the Notes:	Resolution of the board of directors of the Issuer dated 21 November 2012, filed with the Companies’ Registry of Rome on 28 November 2012.

7.	Additional details:	Please refer to the prospectus dated 3 December 2012.

Schedule C

Form of Euroclear/Clearstream, Luxembourg Certification

LOTTOMATICA GROUP S.p.A.
(incorporated with limited liability under
the laws of the Republic of Italy)

€500,000,000
3.500 per cent. Guaranteed Notes due 5 March 2020

guaranteed by

GTECH CORPORATION
GTECH HOLDINGS CORPORATION
GTECH RHODE ISLAND LLC
INVEST GAMES S.A.

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the temporary global note issued in respect of the securities, as of the date hereof, €[•] principal amount of the above-captioned Securities (a) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States persons”), (b) is owned by United States persons that (i) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (ii) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (i) or (ii), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (c) (whether or not also described in clause (a) or (b)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

This is also to certify with respect to the principal amount of Securities set forth above that we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion substantially to the effect set forth in the temporary global note issued in respect of the Securities.

We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [                       ]

[Euroclear Bank S.A./N.V.]

or

[Clearstream Banking, société anonyme]

By:
Authorised signatory

Part B
Form of Permanent Global Note

THIS PERMANENT GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS PERMANENT GLOBAL NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE OF THE UNITED STATES) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

LOTTOMATICA GROUP S.p.A.
(incorporated with limited liability under
the laws of the Republic of Italy)

€500,000,000
3.500 per cent. Guaranteed Notes due 5 March 2020

guaranteed by

GTECH CORPORATION

GTECH HOLDINGS CORPORATION

GTECH RHODE ISLAND LLC

INVEST GAMES S.A.

ISIN: XS0860855930

PERMANENT GLOBAL NOTE

1.                                      INTRODUCTION

This Global Note is issued in respect of the €500,000,000 3.500 per cent. Guaranteed Notes due 5 March 2020 (the “Notes”) of Lottomatica Group S.p.A. (the “Issuer”).  The Notes are constituted by a trust deed dated 5 December 2012 (as amended or supplemented from time to time, the “Trust Deed”) among the Issuer, the Guarantors and BNY Mellon Corporate Trustee Services Limited as trustee (the “Trustee”, which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a paying agency agreement dated 5 December 2012 (as amended or supplemented from time to time, the “Agency Agreement”) and made among the Issuer, the Guarantors, The Bank of New York Mellon (acting through its London Branch) as principal paying agent (the “Principal Paying Agent”, which expression includes any successor principal paying agent appointed from time to time in connection with the Notes), the other paying agents named therein (together with the Principal Paying Agent, the “Paying Agents”, which expression includes any successor or additional paying agents appointed from time to time in connection with the Notes) and the Trustee.

2.                                      REFERENCES TO CONDITIONS

Any reference herein to the “Conditions” is to the terms and conditions of the Notes set out in Part B of Schedule 2 (Terms and Conditions of the Notes) of the Trust Deed and any reference to a numbered “Condition” is to the correspondingly numbered provision thereof.  Words and expressions defined in the Conditions shall have the same meanings when used in this Permanent Global Note.

3.                                      PROMISE TO PAY

3.1                               The Issuer, for value received, promises to pay to the bearer of this Permanent Global Note the principal sum of

€500,000,000
(FIVE HUNDRED MILLION EURO)

on 5 March 2020 or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

3.2                               The principal amount of Notes represented by this Permanent Global Note shall be the aggregate amount from time to time entered in the records of both the relevant Clearing Systems (as defined below).  The records of the relevant Clearing Systems (which expression in this Permanent Global Note means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer’s interest in the Notes) shall be conclusive evidence of the principal amount of Notes represented by this Permanent Global Note and, for those purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the principal amount of Notes represented by this Permanent Global Note at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

4.                                      NEGOTIABILITY

This Permanent Global Note is negotiable and, accordingly, title to this Permanent Global Note shall pass by delivery.  Interests in Notes represented by this Permanent Global Note shall be transferable only in accordance with the rules and procedures for the time being of the relevant Clearing Systems (as defined below).

5.                                      EXCHANGE

This Permanent Global Note will be exchanged, in whole but not in part only, for Notes in definitive form (“Definitive Notes”) in substantially the form set out in Part A of Schedule 2 (Form of Definitive Note) to the Trust Deed if either of the following events (each, an “Exchange Event”) occurs:

(a)                                 if this Permanent Global Note is held on behalf of Euroclear Bank S.A./N.V. (“Euroclear”), or Clearstream Banking, société anonyme (“Clearstream, Luxembourg” and together with Euroclear, the “Clearing Systems”) and any such Clearing System is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so; or

(b)                                 any of the circumstances described in Condition 8 (Events of Default) occurs.

6.                                      DELIVERY OF DEFINITIVE NOTES

Whenever this Permanent Global Note is to be exchanged for Definitive Notes, the Issuer shall procure the prompt delivery of such Definitive Notes, duly authenticated and with interest coupons (“Coupons”) attached, in an aggregate principal amount equal to the principal amount of this Permanent Global Note to the bearer of this Permanent Global Note against the surrender of this Global Note at the Specified Office (as defined in the Trust Deed) of the Principal Paying Agent within 30 days of the occurrence of the relevant Exchange Event.

The Conditions shall be modified with respect to Notes represented by this Global Note by the provisions set out herein.

7.                                      PAYMENTS

(a)                                 Payments of principal, interest and other amounts (if any) in respect of the unpaid balance of the principal amount of this Permanent Global Note may, at the direction of the bearer be made on the due date for any such payment to the relevant Clearing Systems for credit to the account (or accounts) of the Accountholder (as defined below) or Accountholders appearing in the records of the relevant Clearing Systems as having Notes credited to them.

(b)                                 Payments of principal, interest and other amounts (if any) in respect of this Permanent Global Note shall be made against presentation for endorsement of this Permanent Global Note in accordance with Clause 8 (Recording) and, if no further payment falls to be made in respect of this Permanent Global Note, this Permanent Global Note shall be surrendered to or to the order of the Principal Paying Agent.

(c)                                  Upon any payment in respect of the Notes represented by this Permanent Global Note, the Issuer shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems but any failure to make such entries shall not affect the discharge referred to in previous paragraph.

8.                                      RECORDING

8.1                               The Issuer shall procure that a record of each payment made in respect of this Permanent Global Note in accordance with Clause 7 (Payments) and the Conditions shall be made by the relevant Clearing Systems.

8.2                               (a)                                 On each occasion on which:

(i)                                     Notes represented by this Permanent Global Note are to be redeemed in full and cancelled in accordance with Condition 5(g) (Cancellation); or

(ii)                                  Definitive Notes are delivered in exchange for this Permanent Global Note in accordance with Clause 5 (Exchange),

the Issuer shall procure that (A)(1) the aggregate principal amount of Notes so redeemed or (2) the principal amount of the Definitive Notes so delivered and (B) the remaining principal amount (if any) of this Permanent Global Note (which shall be the principal amount of this Permanent Global Note before that redemption or exchange less the aggregate of the amounts referred to in (A)) are recorded in the records of the relevant Clearing Systems.

(b)                                 On each occasion on which any further portion of the Temporary Global Note is exchanged for an interest in this Permanent Global Note, the principal amount of this Permanent Global Note shall be increased by the amount of such further portion and the Issuer shall procure that the principal amount of this Permanent Global Note (which shall be the principal amount of this Permanent Global Note before that exchange plus the amount of such further portion) is recorded in the records of the relevant Clearing Systems.

9.                                      CONDITIONS APPLY

Until this Permanent Global Note has been exchanged as provided herein or cancelled in accordance with the Agency Agreement, the bearer of this Permanent Global Note shall be subject to the Conditions and, subject as otherwise provided herein, shall be entitled to the same rights and benefits under the Conditions as if it were the holder of Definitive Notes in the denomination of €100,000 and the related Coupons and in an aggregate principal amount equal to the principal amount of this Permanent Global Note.

10.                               NOTICES

Notwithstanding Condition 15 (Notices), while all the Notes are represented by this Permanent Global Note (or by this Permanent Global Note and a temporary global note) and this Permanent Global Note is (or this Permanent Global Note and a temporary global note are) held on behalf of the relevant Clearing Systems, notices to Noteholders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relevant Accountholders (as defined below) rather than by publication as required by Condition 15 (Notices); provided, however, that, so long as the Notes are listed on the Luxembourg Stock Exchange and its rules so require, notices will also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or on the website of the Luxembourg Stock Exchange (www.bourse.lu).  Any notice delivered to Euroclear and/or Clearstream, Luxembourg shall be deemed to have been given to Noteholders on the date on which such notice is delivered to the relevant Clearing System.

11.                               PRESCRIPTION

Claims in respect of principal, premium and interest in respect of this Permanent Global Note will become void unless it is presented for payment within a period of ten years (in the case of principal and premium) and five years (in the case of interest) from the appropriate Relevant Date (as defined in Condition 7 (Taxation)).

12.                               REDEMPTION AT THE OPTION OF THE NOTEHOLDERS

The option of the Noteholders provided for in Condition 5(c) (Redemption at the option of the Noteholders) may be exercised by the holder of this Permanent Global Note giving notice to the Principal Paying Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in that Condition substantially in the form of the Put Option Notice available from any Paying Agent and stating the principal amount of Notes in respect of which the Put Option is exercised and at the same time presenting this Permanent Global Note to the Principal Paying Agent for notation accordingly in Schedule E hereto.

13.                               AUTHENTICATION AND EFFECTUATION

This Permanent Global Note shall not be valid or enforceable for any purpose unless and until it has been authenticated for and on behalf of The Bank of New York Mellon (acting through its London Branch) as principal paying agent and effectuated by the entity appointed as common safekeeper by the relevant Clearing Systems.

14.                               ACCOUNTHOLDERS

For so long as any of the Notes is represented by this Permanent Global Note or by this Permanent Global Note and Temporary Global Note and such Global Note(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Notes (each an “Accountholder”) (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes) shall be treated as the holder of that principal amount for all purposes (including but not limited to for the purposes of any quorum requirements of, or the right to demand a poll, meetings of the Noteholders and giving notice to the Issuer pursuant to Condition 8 (Events of Default) and Condition 5(c) (Redemption at the option of the Noteholders)) other than with respect to the payment of principal and interest on the Notes, the right to which shall be vested, as against the Issuer, (i) if represented by this Permanent Global Note only, solely in the bearer of this Permanent Global Note in accordance with and subject to its terms or (ii) if represented by this Permanent Global Note and Temporary Global Note, in the bearer of this Permanent Global Note and the bearer of the Temporary Global Note, in accordance with and subject to their terms.  Each Accountholder must look solely to the relevant Clearing Systems for its share of each payment made to the bearer of this Permanent Global Note.

15.                               THIRD PARTY RIGHTS

No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of the terms of this Permanent Global Note.

16.                               GOVERNING LAW

This Permanent Global Note and all matters and any non-contractual obligations arising from or connected with it are governed by, and shall be construed in accordance with, English law, save that the mandatory provisions of Italian law relating to meetings of the Noteholders and the Noteholders’ Representative (rappresentante comune) shall apply to the provisions of the Notes and the Trust Deed in respect of the same.

AS WITNESS the manual signature of a duly authorised person on behalf of the Issuer.

LOTTOMATICA GROUP S.p.A.

By:
(duly authorised)

ISSUED as of      December 2012

CERTIFICATE OF AUTHENTICATION

AUTHENTICATED for and on behalf of

THE BANK OF NEW YORK MELLON (ACTING THROUGH ITS LONDON BRANCH)

as principal paying agent without recourse, warranty or liability

By:

(duly authorised)

CERTIFICATION OF EFFECTUATION

EFFECTUATED by

CLEARSTREAM BANKING, SOCIÉTÉ ANONYME

as common safekeeper without recourse, warranty or liability

By:
(duly authorised)

Schedule A

Further Information in respect of the Issuer

The Issuer

1.	Object:

The object of the Issuer, as set out in Article 4 of its by-laws, is the carrying out of all activities pertaining to the organisation, management and completion of games and/or lotteries, instant and/or traditional, including but not limited to games of ability, forecasting competitions, lottery draws and betting, whether directly or through concessions, in Italy or abroad. In particular, the Issuer can organise and manage, under licence from the Ministry of Finance, the automated lotto service, as provided for by section 1 of the Ministry Decree. 4832/GAB of 17 March, 1993 as amended. The Issuer can also carry out any concessionary activities and/or activities connected with services delegated, or in any way granted under a concession, to tobacconist shops and/or collectors by the Public Administration, including the collection of car taxes. The Issuer can further exercise and develop, under concession, national pari-mutuel games through a distribution network. The Issuer can carry out any other activity granted by the Public Administration in connection with concessionary services or activities that have been granted to it under a concession. The Issuer can carry out any manufacturing, financial, commercial, movables and real estate property transactions, in any way instrumental to the pursuit of the corporate purpose, including the issuance of surety bonds, pledges and mortgages and the acquisition, assignment and use of industrial rights, patents and inventions. The Issuer can hold interests in other companies, businesses and consortia, either established or to be established, including foreign companies, essential to, connected with or instrumental in achieving the corporate purpose and can carry out, in general, any essential or desirable transaction in connection therewith in compliance with the provisions of activity set forth by Section 106 and et seq. of the Legislative Decree No. 385/1993 as amended, and its implementing regulations.

2.	Registered Office:	Viale del Campo Boario 56/D, 00154 Rome, Italy.

3.	Company’s Registered Number:	Companies Registry of Rome No. 08028081001, Chamber of Commerce of Rome, Italy.

4.	Paid-up share capital at the date hereof:	€172,360,220.00, consisting of 172,360,220 ordinary shares, each with a nominal value of €1.00.

5.	Reserves:	€2,088,918,000

6.	Date of resolutions authorising the issue of the Notes:	Resolution of the board of directors of the Issuer dated 21 November 2012, filed with the Companies’ Registry of Rome on 28 November 2012.

7.	Additional details:	Please refer to the prospectus dated 3 December 2012.

Schedule 2

Part A

Form of Definitive Note

[On the face of the Note:]

€ 100,000	Serial No:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

LOTTOMATICA GROUP S.p.A.
(incorporated with limited liability under
the laws of the Republic of Italy)

€500,000,000
3.500 per cent. Guaranteed Notes due 5 March 2020

guaranteed by

GTECH CORPORATION

GTECH HOLDINGS CORPORATION

GTECH RHODE ISLAND LLC

INVEST GAMES S.A.

ISIN: XS0860855930

This Note is one of a series of notes (the “Notes”) in the denomination of €100,000 and in the aggregate principal amount of €500,000,000 issued by Lottomatica Group S.p.A. (the “Issuer”).  The Notes are constituted by a trust deed dated 2 December 2010 among the Issuer, the Guarantors and BNY Mellon Corporate Trustee Services Limited as trustee for the holders of the Notes from time to time.

The Issuer, for value received, promises to pay to the bearer the principal sum of

€100,000

(ONE HUNDRED THOUSAND EURO)

on 5 March 2020, or on such earlier date or dates as the same may become payable in accordance with the conditions endorsed hereon (the “Conditions”), and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

Interest is payable on the above principal sum at the rate of 3.500 per cent. per annum, payable annually in arrear on 5 March each year commencing on 5 March 2013, all subject to and in accordance with the Conditions.

This Note and the interest coupons relating hereto shall not be valid for any purpose until this Note has been authenticated for and on behalf of The Bank of New York Mellon (acting through its London Branch) as principal paying agent.

This Note and all matters and any non-contractual obligations arising from or connected with it are governed by, and shall be construed in accordance with, English law, save that the mandatory provisions of Italian law relating to meetings of the Noteholders and the Noteholders’ Representative (rappresentante comune) shall apply to the provisions of the Notes and the Trust Deed in respect of the same.

AS WITNESS the facsimile signature of a duly authorised person on behalf of the Issuer.

LOTTOMATICA GROUP S.p.A.

By:
(duly authorised)

ISSUED as of

AUTHENTICATED for and on behalf of THE BANK OF NEW YORK MELLON (ACTING THROUGH ITS LONDON BRANCH)

as principal paying agent without recourse, warranty or liability

By:
(duly authorised)

[On the reverse of the Note:]

TERMS AND CONDITIONS

[As set out in Part B of Schedule 2 to the Trust Deed]

FURTHER INFORMATION IN RESPECT OF THE ISSUER

[As set out in Schedule A to the Permanent Global Note]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT

THE BANK OF NEW YORK MELLON
(acting through its London Branch)
One Canada Square
London E14 5AL

PAYING AGENT

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A.
Vertigo Building — Polaris
2-4 rue Eugène Ruppert
L -2453
Luxembourg

Part B

TERMS AND CONDITIONS OF THE NOTES

The following is the text of the Terms and Conditions of the Notes which (subject to completion and amendment) will be endorsed on each Note in definitive form:

The €500,000,000 3.500 per cent. Guaranteed Notes due 5 March 2020 (the “Notes”, which expression includes any further notes issued pursuant to Condition 14 (Further Issues) and forming a single series therewith) of Lottomatica Group S.p.A. (the “Issuer”) are guaranteed on a joint and several basis by each of GTECH Corporation, GTECH Holdings Corporation, GTECH Rhode Island LLC and Invest Games S.A. (each a “Guarantor” and together the “Guarantors”) and were authorised by a resolution of the Board of Directors of the Issuer on 21 November 2012.  The Notes are constituted by a trust deed dated 5 December 2012 (as amended or supplemented from time to time, the “Trust Deed”) among the Issuer, the Guarantors and BNY Mellon Corporate Trustee Services Limited as trustee (the “Trustee”, which expression includes all persons for the time being trustee or trustees appointed under the Trust Deed) and are the subject of a paying agency agreement dated 5 December 2012 (as amended or supplemented from time to time, the “Agency Agreement”) among the Issuer, the Guarantors, The Bank of New York Mellon (acting through its London Branch) as principal paying agent (the “Principal Paying Agent”, which expression includes any successor principal paying agent appointed from time to time in connection with the Notes), The Bank of New York Mellon (Luxembourg) S.A. (together with the Principal Paying Agent, the “Paying Agents”, which expression includes any successor or additional paying agents appointed from time to time in connection with the Notes) and the Trustee.

Certain provisions of these Conditions are summaries of the Trust Deed and the Agency Agreement and subject to their detailed provisions.  The holders of the Notes (the “Noteholders”) and the holders of the related interest coupons (the “Couponholders” and the “Coupons” respectively) are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and are deemed to have notice of all the provisions of the Agency Agreement applicable to them.  Copies of the Trust Deed and the Agency Agreement are available for inspection during normal business hours at the registered office for the time being of the Trustee, being at the Issue Date (as defined below) One Canada Square, London E14 5AL, United Kingdom, and at the Specified Offices (as defined in the Agency Agreement) of each of the Paying Agents, the initial Specified Offices of which are set out below.

References to “€” or “Euro” are to the single currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty establishing the European Community, as amended.

1.                                      FORM, DENOMINATION AND TITLE

The Notes are serially numbered and in bearer form in the denomination of €100,000 with Coupons attached at the time of issue.  Title to the Notes and the Coupons will pass by delivery.  The holder of any Note or Coupon shall (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing thereon or any notice of any previous loss or theft thereof) and no person shall be liable for so treating such holder.  No person shall have any right to enforce any term or condition of the Notes or the Trust Deed under the Contracts (Rights of Third Parties) Act 1999.

2.                                      GUARANTEE AND STATUS

(a)                                 Guarantee

Each Guarantor has unconditionally and irrevocably guaranteed on a joint and several basis (i) the due payment of all sums expressed to be payable by the Issuer under the Trust Deed, the Agency Agreement, the Notes and the Coupons and (ii) the

performance by the Issuer of all of its obligations under the Trust Deed, the Agency Agreement, the Notes and the Coupons.  Each Guarantor’s obligations in that respect (each, a “Guarantee”) are contained in the Trust Deed.

(b)                                 Status of the Notes

The Notes constitute direct, general unconditional, unsecured (subject to Condition 3 (Negative Pledge)) and unsubordinated obligations of the Issuer which are “obbligazioni” pursuant to Articles 2410-et seq. of the Italian Civil Code and will at all times rank at least pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, save for such obligations as may be preferred by provisions of law that are both mandatory and of general application.

(c)                                  Status of the Guarantees

The Guarantees constitute direct, general unconditional, unsecured (subject to Condition 3 (Negative Pledge)) and unsubordinated obligations of the Guarantors and will at all times rank at least pari passu with all other present and future unsecured and unsubordinated obligations of the relevant Guarantor, save for such obligations as may be preferred by provisions of law that are both mandatory and of general application.

3.                                      NEGATIVE PLEDGE

So long as any Note or Coupon remains outstanding (as defined in the Trust Deed), none of the Issuer or any Guarantor will, and each of the Issuer and the Guarantors shall procure that none of their respective Subsidiaries will, create or permit to subsist any Security Interest (other than a Permitted Security Interest) upon the whole or any part of their present or future business, undertakings, assets or revenues (including uncalled capital) to secure any Relevant Indebtedness or Relevant Guarantee of Relevant Indebtedness without (a) at the same time or prior thereto securing the obligations of the Issuer under the Notes, the Coupons and the Trust Deed or, as the case may be, the obligations of the Guarantors under the Guarantees, equally and rateably therewith to the satisfaction of the Trustee or (b) providing such other security, guarantee, indemnity or other arrangement for the obligations of the Issuer under the Notes, the Coupons and the Trust Deed or, as the case may be, the obligations of the Guarantors under the Guarantees, as the Trustee may in its absolute discretion consider to be not materially less beneficial to the interests of the Noteholders or as may be approved by an Extraordinary Resolution (as defined in the Trust Deed) of Noteholders.

In these Conditions:

“Permitted Security Interest” means:

(a)         any Security Interest arising by operation of law;

(b)         any Security Interest existing on the assets or property of a Person immediately prior to its acquisition by or its consolidation or merger with the Issuer, a Guarantor or a Subsidiary of the Issuer, provided that such Security Interest is not created in contemplation of such acquisition, consolidation or merger and the amount secured by such Security Interest is not thereafter increased; and

(c)          any Security Interest to secure Relevant Indebtedness or a Relevant Guarantee of Relevant Indebtedness upon or with respect to any present or future assets, receivables, remittances or payment rights of the Issuer, a Guarantor or a Subsidiary of the Issuer (the “Charged Assets”), created pursuant to any securitisation or like arrangements provided that (i) the aggregate principal amount outstanding of Relevant Indebtedness or of Relevant Guarantee(s) of Relevant Indebtedness created pursuant to any securitisation or like arrangements and (ii) the Charged Assets at any one time do each not exceed 5% of the Consolidated Assets and whereby all or substantially all the payment obligations in respect of such Relevant Indebtedness or Relevant Guarantee of Relevant Indebtedness are to be discharged solely from the Charged Assets;

“Person” means any individual, company, corporation, firm, partnership, joint venture, association, organisation, state or agency of a state or other entity, whether or not having separate legal personality;

“Relevant Guarantee” means, in relation to any Relevant Indebtedness of any Person, any obligation of another Person to pay such Relevant Indebtedness including (without limitation):

(a)                                 any obligation to purchase such Relevant Indebtedness;

(b)                                 any obligation to lend money, to purchase or subscribe shares or other securities or to purchase assets or services in order to provide funds for the payment of such Relevant Indebtedness;

(c)                                  any indemnity against the consequences of a default in the payment of such Relevant Indebtedness; and

(d)                                 any other agreement to be responsible for such Relevant Indebtedness;

“Relevant Indebtedness” means any present or future indebtedness which is in the form of, or represented by, any bond, note, debenture, debenture stock, loan stock, certificate or other instrument which is, or is capable of being, listed, quoted or traded on any stock exchange or in any securities market (including, without limitation, any over-the-counter or other securities market);

“Security Interest” means any mortgage, charge, pledge, lien or other security interest including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction; and

“Subsidiary” means, in relation to any Person (the “first person”) at any particular time, any other Person (the “second person”):

(a)                                 which is controlled, directly or indirectly by the first person;

(b)                                 more than half the issued share capital of which is beneficially owned directly or indirectly by the first person;

(c)                                  which is a Subsidiary of another Subsidiary of the first person; or

(d)                                 whose financial statements are in accordance with applicable law and generally accepted accounting principles applicable to the Issuer fully consolidated with those of the first person.

For the purposes of this definition, a Person shall be treated as being controlled by another Person if the latter (whether by way of ownership of shares, proxy, contract, agency or otherwise) has the power to (i) appoint or remove all, or the majority, of its directors or other equivalent officers or (ii) direct its operating and financial policies.

4.                                      INTEREST

(a)                                 Interest

The Notes bear interest from (and including) 5 December 2012 (the “Issue Date”) at the rate of 3.500 per cent. per annum (the “Rate of Interest”) payable in arrear on 5 March in each year, commencing on 5 March 2013 (each, an “Interest Payment Date”), subject as provided in Condition 6 (Payments).  The first payment (for the period from (and including) the Issue

Date to (but excluding) 5 March 2013 and amounting to €863.01 per €100,000 principal amount of Notes) shall be made on 5 March 2013.  Each payment thereafter (for each full year from (and including) 5 March 2013 to (but excluding) 5 March 2020 and amounting to €3,500 per €100,000 principal amount of Notes) shall be made on the relevant Interest Payment Date.

Each Note will cease to bear interest from the due date for redemption unless, upon due presentation, payment of principal is improperly withheld or refused, in which case it will continue to bear interest at such rate (both before and after judgment) until whichever is the earlier of (a) the day on which all sums due in respect of such Note up to that day are received by or on behalf of the relevant Noteholder and (b) the day which is seven days after the Principal Paying Agent or the Trustee has notified the Noteholders that it has received all sums due in respect of the Notes up to such seventh day (except to the extent that there is any subsequent default in payment).

If interest is required to be paid in respect of a Note on any date which is not an Interest Payment Date, it shall be calculated by applying the Rate of Interest to the principal amount of such Note, multiplying the product by the relevant Day Count Fraction and rounding the resulting figure to the nearest cent (half a cent being rounded upwards), where:

“Day Count Fraction” means, in respect of any period, the number of days in the relevant period, from (and including) the first day in such period to (but excluding) the last day in such period, divided by the number of days in the Regular Period in which the relevant period falls; and

“Regular Period” means each period from (and including) the Issue Date or any Interest Payment Date to (but excluding) the next Interest Payment Date or the Maturity Date, as the case may be.

(b)                                 Interest rate adjustment:

(i)                                     The Rate of Interest will be subject to adjustment from time to time in the event of a Step Up Rating Change or Step Down Rating Change, as the case may be.  From (and including) the first Interest Payment Date following the date of a Step Up Rating Change, the Rate of Interest shall be the Initial Rate of Interest plus 1.25 per cent. per annum.  Furthermore, in the event of a Step Down Rating Change following a Step Up Rating Change, with effect from (and including) the first Interest Payment Date following the date of such Step Down Rating Change, the Rate of Interest shall be decreased by 1.25 per cent. per annum to the Initial Rate of Interest.

(ii)                                  If at any relevant time the Issuer’s senior unsecured debt shall not be rated by any two of Moody’s, S&P or a Substitute Rating Agency, the Rate of Interest shall be the Initial Rate of Interest plus 1.25 per cent. per annum with effect from (and including) the first Interest Payment Date on or after such time and up to (but excluding) the first Interest Payment Date on or immediately after such time as the Rate of Interest is able to be determined in accordance with the foregoing paragraph of this Condition 4(b) (Interest rate adjustment).

(iii)                               The Issuer will cause the occurrence of a Step Up Rating Change or a Step Down Rating Change to be notified to the Trustee, the Paying Agents and the Luxembourg Stock Exchange and notice thereof to be given in accordance with Condition 15 (Notices) as soon as possible after the occurrence of the Step Up Rating Change or the Step Down Rating Change (whichever the case may be) but in no event later than ten days thereafter.

(iv)                              Notwithstanding any other provision contained in these Conditions, there shall be no limit on the number of times that the Rate of Interest may be adjusted pursuant to a

Rating Change during the term of the Notes, provided always that at no time during the term of the Notes will the Rate of Interest be lower than the Initial Interest Rate or higher than the Initial Interest Rate plus 1.25 per cent. per annum.

(v)                                 Without prejudice to any other Condition (including, for the avoidance of doubt, Condition 5(c) (Redemption at the option of the Noteholders)) and provided that the Issuer has otherwise complied with its obligations under this Condition 4(b), the occurrence of a Rating Change shall only affect the applicable Rate of Interest and the Noteholders shall not have any other rights or claims against the Issuer with respect thereto.

In these Conditions:

“Initial Rate of Interest” means the Rate of Interest set out in Condition 4(a) (Interest);

“Investment Grade Rating” means Baa3/BBB- or equivalent, or better from any Rating Agency;

“Moody’s” means Moody’s Investors Service Limited;

“Non-Investment Grade Rating” means Ba1/BB+ or equivalent, or worse from any Rating Agency;

“Rating Agency” means Moody’s or S&P or any of their respective successors or any rating agency (a “Substitute Rating Agency”) substituted for any of them by the Issuer from time to time with the prior written approval of the Trustee, such approval not to be unreasonably withheld or delayed;

“Rating Change” means a Step Up Rating Change and/or a Step Down Rating Change;

“S&P” means Standard and Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.;

“Step Down Rating Change” means the public announcement after a Step Up Rating Change by both of Moody’s and S&P of an increase in, or a confirmation of, the rating of the Issuer’s senior unsecured debt and/or the Notes (as applicable) to at least an Investment Grade Rating; and

“Step Up Rating Change” means the public announcement by either or both of Moody’s and S&P of a decrease in the rating of the Issuer’s senior unsecured debt and/or the Notes (as applicable) to a Non-Investment Grade Rating.  For the avoidance of doubt, any further decrease in the rating of the Issuer’s senior unsecured debt and/or the Notes (as applicable) from below a Non-Investment Grade Rating shall not constitute a Step Up Rating Change.

5.                                  REDEMPTION AND PURCHASE

(a)                                 Scheduled redemption

Unless previously redeemed, or purchased and cancelled, the Notes will be redeemed at 100 per cent. of their principal amount together with any accrued and unpaid interest on 5 March 2020 (the “Maturity Date”), subject as provided in Condition 6 (Payments).

(b)                                 Redemption for tax reasons

The Notes may be redeemed at the option of the Issuer in whole, but not in part, at any time, on any Interest Payment Date, on giving not less than 30 nor more than 60 days’ notice to the Noteholders (which notice shall be irrevocable), at 100 per cent. of their principal amount, together with any accrued and unpaid interest to (but excluding) the date fixed for redemption, if, immediately before giving such notice, the Issuer satisfies the Trustee that:

(i)                                     the Issuer (or, if the Guarantees were called, any Guarantor) has or will become obliged to pay additional amounts as provided or referred to in Condition 7 (Taxation) as a result of any change in, or amendment to, the laws or regulations of the Republic of Italy, the United States (including with respect to to any withholding or deduction imposed on or in respect of such Note or Coupon pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code, as amended, the U.S. Treasury Regulations promulgated thereunder (“FATCA”)), Luxembourg or any political subdivision thereof or any agency or authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations (including a holding by a court of competent jurisdiction), which change or amendment becomes effective on or after 5 December 2012; and

(ii)                                  such obligation cannot be avoided by the Issuer (or the relevant Guarantor, as the case may be) taking reasonable measures available to it;

provided, however, that no such notice of redemption shall be given (i) earlier than 90 days prior to the earliest date on which the Issuer (or the relevant Guarantor, as the case may be) would be obliged to pay such additional amounts if a payment in respect of the Notes were then payable and (ii) unless at the time such notice is given, the obligation to pay additional amounts remains in effect.

Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee:

(A)                               a certificate signed by the Chief Financial Officer of the Issuer or two Authorised Signatories (as defined in the Trust Deed) of the Issuer or, as the case may be, of the relevant Guarantor stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred; and

(B)                               an opinion in form and substance satisfactory to the Trustee of independent legal or tax advisers of recognised standing to the effect that the Issuer (or the relevant Guarantor, as the case may be) has or will become obliged to pay such additional amounts as a result of such change or amendment.

The Trustee shall be entitled to accept such certificate and opinion without further inquiry as sufficient evidence of the satisfaction of the circumstances set out in (i) and (ii) above, in which event they shall be conclusive and binding on the Noteholders and the Couponholders.

Upon the expiry of any such notice as is referred to in this Condition 5(b) (Redemption for tax reasons), the Issuer shall be bound to redeem the Notes in accordance with this Condition 5(b) (Redemption for tax reasons).

(c)                                  Redemption at the option of the Noteholders

A put event (each, a “Put Event”) will be deemed to occur if:

(i)

(A)                               Lottomatica Change of Control

any person or persons acting in concert or any person or persons acting on behalf of such person(s), other than a Principal Shareholder (x) shall become the Majority Holder or (y) shall acquire or exercise control of the Issuer pursuant to Article 93 of the Italian Financial Act (each such event being a “Lottomatica Change of Control”);

(B)                               GTECH Change of Control

the Issuer ceases to control GTECH Corporation directly or indirectly, or any person or persons (other than the Issuer directly or indirectly) acting in concert or any person or persons acting on behalf of such person(s) shall become the beneficial owner, directly or indirectly, of shares in the capital of GTECH Corporation carrying more than 50 per cent. of the voting rights normally exercisable at a general meeting of GTECH Corporation (such event being a “GTECH Change of Control”); or

(C)                               Disposal of assets

there is a sale, lease, transfer or other disposal to a Person (other than the Issuer or a Guarantor) of all or substantially all of the assets of the Issuer and its Subsidiaries taken as a whole, whether in a single transaction or a series of related transactions (such event being a “Disposal Event”); and

(ii)                                  on the date (the “Relevant Announcement Date”) that is (x) the date of the first public announcement of the Lottomatica Change of Control, GTECH Change of Control or Disposal Event or, if earlier, (y) the date of the earliest Relevant Potential Change of Control Announcement (if any):

(A)                               the Notes carry an Investment Grade Rating from any Rating Agency and such rating is, within the Change of Control Period, either downgraded to a Non-Investment Grade Rating or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) reinstated or upgraded to an Investment Grade Rating by such Rating Agency;

(B)                               the Notes carry a Non-Investment Grade Rating from any Rating Agency and such rating is, within the Change of Control Period, either downgraded by one or more notches (for illustration, BB+ to BB being one notch) or withdrawn and is not, within the Change of Control Period, subsequently reinstated or upgraded to its earlier rating or better by such Rating Agency; or

(C)                               the Notes carry no rating, and no Rating Agency assigns, within the Change of Control Period, an Investment Grade Rating to the Notes; and

(iii)                               in making any decision to downgrade or withdraw a credit rating pursuant to paragraph (ii) above, the relevant Rating Agency announces publicly or confirms in writing to the Issuer or the Trustee that such decision(s) are in connection with, in anticipation of or resulted from, in whole or in part, the occurrence of the Lottomatica Change of Control, the GTECH Change of Control or the Disposal Event, as the case may be, or the Relevant Potential Change of Control Announcement.

If a Put Event occurs, the holder of each Note will have the option (a “Put Option”) (unless prior to the giving of the relevant Put Event Notice (as defined below) the Issuer has given notice of redemption under Condition 5(b) (Redemption for tax reasons) above) to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) that Note on the Put Date (as defined below) at 100 per cent. of its principal amount together with any accrued and unpaid interest to (but excluding) the Put Date (the “Put Amount”).

Promptly upon the Issuer becoming aware that a Put Event has occurred the Issuer shall, and at any time upon the Trustee becoming similarly so aware the Trustee may, and if so requested by the holders of at least one quarter in principal amount of the Notes then outstanding or if so directed by an Extraordinary Resolution of the Noteholders, shall (subject in each case to the Trustee being indemnified, secured and/or prefunded to its satisfaction) give notice (a “Put Event Notice”) to the Noteholders in accordance with Condition 15 (Notices), specifying the nature of the Put Event and the procedure for exercising the Put Option.

To exercise the Put Option, the holder of the Note must deliver such Note at the Specified Office of any Paying Agent at any time during normal business hours of such Paying Agent falling within the period (the “Put Period”) of 30 days after a Put Event Notice is given, accompanied by a duly signed and completed notice of exercise in the form (for the time being current) obtainable from the specified office of any Paying Agent (a “Change of Control Put Notice”).  The Note should be delivered together with all Coupons appertaining thereto on the date which is seven days after the expiration of the Put Period (the “Put Date”).  The Paying Agent to which such Note and Change of Control Put Notice are delivered will issue to the Noteholder concerned a non-transferable receipt in respect of the Note so delivered.  Payment in respect of any Note so delivered will be made, if the holder duly specified a bank account in the Change of Control Put Notice to which payment is to be made, on the Put Date by transfer to that bank account and, in every other case, on or after the Put Date against presentation and surrender or (as the case may be) endorsement of such receipt at the specified office of any Paying Agent.  A Change of Control Put Notice, once given, shall be irrevocable.  For the purposes of these Conditions, receipts issued pursuant to this Condition 5(c) (Redemption at the option of the Noteholders) shall be treated as if they were Notes.  The Issuer shall redeem or purchase (or procure the purchase of) the relevant Notes on the Put Date unless previously redeemed (or purchased) and cancelled.

If 85 per cent. or more in principal amount of the Notes then outstanding have been redeemed or purchased pursuant to this Condition 5(c) (Redemption at the option of the Noteholders), the Issuer may, on giving not less than 30 nor more than 60 days’ notice to the Noteholders in accordance with Condition 15 (Notices) (such notice being given within 30 days after the Put Date), redeem or purchase (or procure the purchase of), at its option, all but not some only of the remaining outstanding Notes at their principal amount, together with any accrued and unpaid interest to (but excluding) the date fixed for such redemption or purchase.

If the rating designations employed by any of Moody’s or S&P are changed from those which are described in paragraph (ii) of the definition of “Put Event” above, or if a rating is procured from a Substitute Rating Agency, the Issuer shall determine, with the agreement of the Trustee, the rating designations of Moody’s or S&P or such Substitute Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s or S&P and this Condition 5(c) (Redemption at the option of the Noteholders) shall be construed accordingly.

The Trustee is under no obligation to ascertain whether a Put Event, Lottomatica Change of Control, GTECH Change of Control or Disposal Event or any event which could lead to the occurrence of or could constitute a Put Event, a Lottomatica Change of Control, a GTECH Change of Control or a Disposal Event has occurred, or to seek any confirmation from any Rating Agency pursuant to Condition 5(c)(iii) above, and, until it shall have actual knowledge or notice pursuant to the Trust Deed to the contrary, the Trustee may assume that no Put Event, Lottomatica Change of Control, GTECH Change of Control or Disposal Event or other such event has occurred.

In this Condition 5(c) (Redemption at the option of the Noteholders):

“Change of Control Period” means the period commencing on the Relevant Announcement Date and ending 120 days after the Lottomatica Change of Control, GTECH Change of Control or Disposal Event, as the case may be (or such longer period for which the Notes are under consideration (such consideration having been announced publicly within the period ending 120 days after the Lottomatica Change of Control, GTECH Change of Control or Disposal Event, as the case may be) for rating review or, as the case may be, rating by a Rating Agency, such period not to exceed 60 days after the public announcement of such consideration);

“Italian Financial Act” means Legislative Decree No. 58 of 24 February 1998, as amended;

“Majority Holder” means the beneficial owner, directly or indirectly of, (x) more than 50 per cent. of the issued or allotted ordinary share capital of the Issuer or (y) such number of securities (titoli) of the Issuer carrying more than 50% of the voting rights as defined under and pursuant to Article 105 of the Italian Financial Act;

“Principal Shareholder” means De Agostini S.p.A., its Subsidiaries or B&D Holding di Marco Drago e C. S.a.p.a (“B&D Holding”) or any entity controlled by one or more of the same beneficial holders that directly or indirectly control B&D Holding at the Issue Date; provided that or the purposes of this definition, an entity or B&D Holding shall be treated as being controlled, directly or indirectly, by any such holder(s) if the latter (whether by way of ownership of shares, proxy, contract, agency or otherwise) have or has, as applicable, the power to (i) appoint or remove all, or the majority, of its directors or other equivalent officers or (ii) direct its operating and financial policies; and

“Relevant Potential Change of Control Announcement” means any public announcement or statement by the Issuer, any actual or potential bidder or any adviser acting on behalf of any actual or potential bidder or purchaser relating to any potential Lottomatica Change of Control, GTECH Change of Control or Disposal Event, as the case may be, where within 180 days following the date of such announcement or statement, the Lottomatica Change of Control, GTECH Change of Control or Disposal Event occurs.

(d)           Redemption at the option of the Issuer

The Issuer may, having given not less than 30 nor more than 60 days’ notice to the Noteholders in accordance with Condition 15 (Notices) (which notice shall be irrevocable and shall specify the date fixed for redemption), redeem all, but not some only, of the Notes, on 6 January 2013 or at any time thereafter (the “Optional Redemption Date”) at a redemption price per Note equal to the greater of:  (i) 100 per cent. of the principal amount of the Note; or (ii) as determined by the Reference Dealers (as defined below), the sum of the then current values of the remaining scheduled payments of principal and interest (not including any interest accrued on the Notes to, but excluding, the Optional Redemption Date)  discounted to the

Optional Redemption Date on an annual basis (based on the actual number of days elapsed divided by 365 or (in the case of a leap year) by 366) at the Reference Dealer Rate  (as defined below), plus 0.50 per cent., plus, in each case, any interest accrued on the Notes to, but excluding, the Optional Redemption Date (the “Call Amount”).  Upon the expiry of such notice, the Issuer shall redeem the Notes in accordance with this Condition 5(d).

In this Condition 5(d) (Redemption at the option of the Issuer):

“Reference Bund” means €22,000,000,000 3.25 per cent. German Federal Government Bonds of Bundesrepublik Deutschland due 4 January 2020 with ISIN DE0001135390;

“Reference Dealers” means Banca IMI S.p.A., Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, Merrill Lynch International, UniCredit Bank AG or their successors; and

“Reference Dealer Rate” means, with respect to the Reference Dealers and the Optional Redemption Date, the average of the five quotations of the average mid market annual yield to maturity of the Reference Bund, or, if the applicable security is no longer outstanding, a similar security in the reasonable judgement of each Reference Dealer, at 11:00 a.m.  London time on the third business day in London preceding such Optional Redemption Date, quoted in writing to the Issuer and the Trustee by the Reference Dealers.

(e)          No other redemption

The Issuer shall not be entitled to redeem the Notes otherwise than as provided in Condition 5(a) (Scheduled redemption), 5(b) (Redemption for tax reasons) and 5(d) (Redemption at the option of the Issuer) above.

(f)            Purchase

The Issuer, any Guarantor or any of their respective Subsidiaries may at any time purchase Notes in the open market or otherwise and at any price, provided that all unmatured Coupons are purchased therewith.

(g)           Cancellation

All Notes so redeemed or purchased by the Issuer, any Guarantor or any of their respective Subsidiaries and any unmatured Coupons attached to or surrendered with them shall be cancelled and may not be reissued or resold.  Pursuant to Article 2415 of the Italian Civil Code, none of the Issuer, any Guarantor or any of their respective Subsidiaries shall be entitled to vote at any meetings of Noteholders in relation to the Notes redeemed or held by it.

(h)           Timing of Notices

If more than one notice of redemption is given by the Issuer pursuant to these Conditions, or a Noteholder delivers a Change of Control Put Notice pursuant to Condition 5(b) (Redemption at the Option of Noteholders), the first in time of such notices shall prevail.

6.             PAYMENTS

(a)           Principal

Payments of principal shall be made only against presentation and (provided that payment is made in full) surrender of Notes at the Specified Office of any Paying

Agent outside the United States by Euro cheque drawn on, or by transfer to a Euro account (or other account to which Euro may be credited or transferred) maintained by the payee outside the United States with, a bank in a city in which banks have access to the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) System (the “TARGET System”).

(b)           Interest

Payments of interest shall, subject to Condition 6(f) (Payments other than in respect of matured Coupons) below, be made only against presentation and (provided that payment is made in full) surrender of the appropriate Coupons at the Specified Office of any Paying Agent outside the United States in the manner described in Condition 6(a) (Principal) above.

(c)           Payments subject to fiscal laws

All payments in respect of the Notes are subject in all cases to any applicable fiscal or other laws and regulations in the place of payment, but without prejudice to the provisions of Condition 7 (Taxation).  No commissions or expenses shall be charged to the Noteholders or Couponholders in respect of such payments.

(d)           Unmatured Coupons

Upon any Note becoming due and payable prior to the due date for redemption, all unmatured Coupons (if any) appertaining thereto will become void and no further amounts will be payable with respect thereto.

(e)           Payments on business days

If the due date for payment of any amount in respect of any Note or Coupon is not a business day in the place of presentation, the holder shall not be entitled to payment in such place of the amount due until the next succeeding business day in such place and shall not be entitled to any further interest or other payment in respect of any such delay.  In this paragraph, “business day” means, in respect of any place of presentation, any day on which banks are open for presentation and payment of bearer debt securities and for dealings in foreign currencies in such place of presentation and, in the case of payment by transfer to a Euro account as referred to above, on which the TARGET System is open.

(f)            Payments other than in respect of matured Coupons

Payments of interest other than in respect of matured Coupons shall be made only against presentation of the relevant Notes at the Specified Office of any Paying Agent outside the United States in the manner described in Condition 6(a) (Principal) above.

(g)           Partial payments

If a Paying Agent makes a partial payment in respect of any Note or Coupon presented to it for payment, such Paying Agent will endorse thereon a statement indicating the amount and date of such payment.

7.             TAXATION

(a)           Gross Up

All payments in respect of principal (including any Call Amount or Put Amount, if applicable) and interest in respect of the Notes and the Coupons or under the Guarantees by the Issuer or any Guarantor, as the case may be, will be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (“Taxes”) imposed or levied by or on behalf of any of the Relevant Taxing Jurisdictions, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law.  In that event, the Issuer or, as the case may be, the relevant Guarantor will pay such additional amounts as may be necessary in order that the net amounts received by the holders of the Notes or Coupons after such withholding or deduction shall equal the respective amounts of principal (including any Call Amount or Put Amount, if applicable) and interest which would have been received in respect of the Notes or (as the case may be) Coupons, in the absence of such withholding or deduction, except that no additional amounts shall be payable with respect to any payment in respect of any Note or Coupon:

(i)            (a) to, or to a third party on behalf of, a holder who is subject to such Taxes, in respect of such Note or Coupon by reason of its having some connection (otherwise than merely by holding the Note or Coupon) with the Republic of Italy or, in the case of payments made by any Guarantor under its respective Guarantee, the United States or Luxembourg, as the case may be; (b) with respect to any Note or Coupon presented for payment in the Republic of Italy; (c) for or on account of imposta sostitutiva pursuant to Legislative Decree No. 239 of 1 April 1996, Legislative Decree No. 461 of 21 November 1997 or related implementing regulations; (d) in all circumstances in which the requirements and procedures of such Legislative Decree No. 239 have not been met or complied with (except where due to the actions or omissions of the Issuer or its agents); or (e) to, or to a third party on behalf of, a holder who is entitled to avoid such withholding or deduction in respect of such Note or Coupon by making a declaration of non-residence or other similar claim for exemption to the relevant taxing authority but has failed to do so; or

(ii)           to a holder who is a non-Italian resident individual or legal entity which is resident in a tax haven country (as defined and listed in the Ministry of Finance Decree of 23 January 2002, as amended and supplemented from time to time or in a country which does not allow for an adequate exchange of information with the Italian tax authorities (as defined and listed in the Ministry of Finance Decree of 4 September 1996, as amended from time to time); or

(iii)          for any Note or Coupon presented for payment more than 30 days after the Relevant Date except to the extent that the holder thereof would have been entitled to such additional amount on presenting the same for payment on the thirtieth such day; or

(iv)          where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(v)           held by or on behalf of a Noteholder or Couponholder who would have been able to lawfully avoid (but has not so avoided) such deduction or withholding by complying with any statutory requirements; or

(vi)          presented for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant Note or Coupon to another Paying Agent in a Member State of the European Union, without prejudice to the option of the Issuer to redeem the Notes pursuant to, and subject to the conditions of, Condition 5(b) (Redemption for tax reasons).

(b)          Taxing Jurisdiction

As used in these Conditions, “Relevant Date” in respect of any Note or Coupon means the date on which payment in respect thereof first becomes due or (if any amount of the money payable is improperly withheld or refused) the date on which payment in full of the amount outstanding is made or (if earlier) the date on which notice is duly given to the holders of Notes in accordance with Condition 15 (Notices) that, upon further presentation of the Note or Coupon being made in accordance with the Conditions, such payment will be made, provided that payment is in fact made upon such presentation; and “Relevant Taxing Jurisdiction” means the Republic of Italy, the United States or Luxembourg or any political subdivision or any agency or authority thereof or therein having power to tax or, in any case, any other jurisdiction or any political subdivision or any agency or authority thereof or therein having power to tax to which the Issuer or a Guarantor, as the case may be, becomes subject in respect of payments made by it in respect of principal (including any Call Amount or Put Amount, if applicable) and interest on the Notes and Coupons.

References in these Conditions to “principal” and/or “interest” shall be deemed to include any additional amounts which may be payable under this Condition 7 (Taxation).

8.             EVENTS OF DEFAULT

If any of the following events occurs, then the Trustee at its discretion may and, if so requested in writing by holders of at least one quarter of the aggregate principal amount of the outstanding Notes or if so directed by an Extraordinary Resolution (as defined in the Trust Deed), shall (subject, in the case of the occurrence of any of the events mentioned in paragraphs (b) (Breach of other obligations), (d) (Unsatisfied judgment), (e) (Security enforced), (h) (Analogous event) (only in relation to events referred to in paragraphs (d) and (e) below), (i) (Failure to take action, etc.) or (j) (Unlawfulness) and, in relation only to a Material Subsidiary (which is not a Guarantor), paragraphs (c) (Cross-default of Issuer, any Guarantor or any Material Subsidiary) or (g) (Winding up, etc.) below, to the Trustee having certified in writing that the happening of such event is in its opinion materially prejudicial to the interests of the Noteholders and, in all cases, to the Trustee having been indemnified, provided with security and/or prefunded to its satisfaction) give written notice to the Issuer declaring the Notes to be immediately due and payable, whereupon they shall become immediately due and payable at their principal amount together with any accrued and unpaid interest without further action or formality:

(a)           Non-payment

The Issuer fails to pay (i) any amount of principal or premium in respect of the Notes, (ii) the Call Amount or (iii) the Put Amount on the due date for payment thereof or fails to pay any amount of interest in respect of the Notes within five business days of the due date for payment thereof.  In this paragraph, “business day” means any day on which banks are open for presentation and payment of bearer debt securities and for dealings in foreign currencies in such place of presentation and on which the TARGET System is open; or

(b)           Breach of other obligations

The Issuer or any Guarantor defaults in the performance or observance of any of its other obligations under or in respect of the Notes or the Trust Deed and such default (i) is, in the opinion of the Trustee, incapable of remedy or (ii) being a default which is, in the opinion of the Trustee, capable of remedy remains unremedied for 30 days or such longer period as the Trustee may agree after the Trustee has given written notice thereof to the Issuer and the Guarantors; or

(c)           Cross-default of Issuer, any Guarantor or any Material Subsidiary:

(i)            any Indebtedness of the Issuer, any Guarantor or any Material Subsidiary is not paid when due (as extended by any originally applicable grace period);

(ii)           any such Indebtedness becomes due and payable prior to its stated maturity   (as extended by any originally applicable grace period) otherwise than at the option of the Issuer, the relevant Guarantor or (as the case may be) the relevant Material Subsidiary or (provided that no event of default, howsoever described, has occurred) any person entitled to such Indebtedness; or

(iii)          the Issuer, any Guarantor or any Material Subsidiary fails to pay when due (the date when the payment is due being the “Due Date”) (as extended by any originally applicable grace period) any amount payable by it under any Specified Guarantee of any Indebtedness, unless such payment (x) is contested in good faith by the Issuer, the relevant Guarantor or the relevant Material Subsidiary by all appropriate means, including (where applicable) an application to a competent court for a declaration that such payment is not due and (y) is, within 60 calendar days of the Due Date, (xx) either dismissed or forgiven by the creditor, (yy) formally determined by the appropriate authority (including where applicable by such competent court) not to be due or (zz) made by (or on behalf of) the Issuer, Guarantor or Material Subsidiary;

provided that the amount of Indebtedness referred to in sub-paragraph (i) and/or sub-paragraph (ii) above and/or the amount payable under any Specified Guarantee referred to in sub-paragraph (iii) above individually or in the aggregate exceeds €50 million (or its equivalent in any other currency or currencies); or

(d)           Unsatisfied judgment

One or more judgment(s) or order(s) for the payment of an amount in excess of €50 million (or its equivalent in any other currency or currencies) whether individually or in aggregate, is rendered against the Issuer, any Guarantor or any Material Subsidiary and continue(s) unsatisfied and unstayed for a period of 60 days after the date(s) thereof or, if later, the date therein specified for payment; or

(e)           Security enforced

A secured party takes possession, or a receiver, manager or other similar officer is appointed, of the whole or any substantial (in the opinion of the Trustee) part of the undertaking, assets and revenues of the Issuer, any Guarantor or any Material Subsidiary; or

(f)            Insolvency, etc.

(i) the Issuer, any Guarantor or any Material Subsidiary becomes insolvent or is unable to pay its debts as they fall due, (ii) an administrator or liquidator of the Issuer, any Guarantor or any Material Subsidiary or the whole or any/a substantial (in the opinion of the Trustee) part of the undertaking, assets and revenues of the Issuer, any Guarantor or any Material Subsidiary is appointed (or application for any such appointment is made), (iii) the Issuer, any Guarantor or any Material Subsidiary takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its Indebtedness or any Specified Guarantee of any Indebtedness given by it, (iv) the Issuer, any Guarantor or any Material Subsidiary ceases or threatens to cease to carry on all or any substantial part of its business (other than for the purpose of a Permitted Restructuring), or (v) the Issuer, any Guarantor or any Material Subsidiary suspends its payments generally; or

(g)           Winding up, etc.

An order is made or an effective resolution is passed for the winding up, liquidation or dissolution of the Issuer, any Guarantor or any Material Subsidiary (other than for the purpose of a Permitted Restructuring); or

(h)           Analogous event

Any event occurs in relation to the Issuer, any Guarantor or any Material Subsidiary (other than for the purpose of a Permitted Restructuring) which under the governing laws of their respective jurisdictions has an analogous effect to any of the events referred to in paragraphs (d) (Unsatisfied judgment) to (g) (Winding up, etc.) above; or

(i)            Failure to take action, etc.

Any action, condition or thing at any time required to be taken, fulfilled or done in order (i) to enable the Issuer or any Guarantor lawfully to enter into, exercise its rights and perform and comply with its obligations under and in respect of the Notes and/or the Trust Deed, (ii) to ensure that those obligations are legal, valid, binding and enforceable and (iii) to make the Notes, the Coupons and the Trust Deed admissible in evidence in the courts of the Republic of Italy, the United States or Luxembourg, as the case may be is not taken, fulfilled or done; or

(j)            Unlawfulness

It is or will become unlawful for the Issuer or any Guarantor to perform or comply with any of its obligations under or in respect of the Notes or the Trust Deed; or

(k)           Guarantee

Any of the Guarantees is not (or is claimed by any Guarantor not to be) in full force and effect (other than as a result of a Permitted Restructuring).

The Issuer shall give to the Trustee, as soon as reasonably practicable after the acquisition or disposal of any company which thereby becomes or ceases to be a Material Subsidiary or after any transfer is made to any Subsidiary which thereby becomes a Material Subsidiary, a certificate from the Chief Financial Officer of the Issuer or two Authorised Signatories of the Issuer to such effect.

In these Conditions:

“Consolidated Assets” means the aggregate value of the assets of the Issuer and its Subsidiaries, as disclosed in the audited consolidated financial statements of the Issuer and its Subsidiaries most recently prepared before the time when the determination or examination is being made as required by and in accordance with the terms hereof;

“Consolidated Revenues” means the aggregate revenues of the Issuer and its Subsidiaries as disclosed in the audited consolidated financial statements of the Issuer and its Subsidiaries most recently prepared before the time when the determination or examination is being made as required by and in accordance with the terms hereof;

“Indebtedness” means any indebtedness of any Person for moneys borrowed or raised;

“Material Subsidiary” means, as of any date, any Subsidiary of the Issuer (a) which (i) accounts for 10 per cent. or more of the Consolidated Assets as of such date; or (ii) accounted for 10 per cent. or more of the Consolidated Revenues for the year ended on or immediately prior to such date, or (b) which assumes all the assets and liabilities of a Subsidiary of the Issuer which immediately prior to such assumption is a Material Subsidiary as a Substituted Obligor pursuant to a Permitted Restructuring, and such Substituted Obligor shall cease to be a Material Subsidiary pursuant to this paragraph (b) only on the date on which the consolidated financial statements of the Issuer and its Subsidiaries for the financial period current at the date of such Permitted Restructuring have been prepared, but so that such Substituted Obligor may be a Material Subsidiary on or at any time after the date on which such financial statements have been prepared by virtue of paragraph (a) of this definition;

“Permitted Restructuring” means either:

(a) any solvent amalgamation,  merger,  “fusione” or “scissione” (such expressions bearing the meanings ascribed to them by the laws of the Republic of Italy), reconstruction or similar arrangement on terms approved in writing by the Trustee or by an Extraordinary Resolution of the Noteholders; or

(b) any solvent amalgamation, merger, “fusione” (such expression bearing the meaning ascribed to it by the laws of the Republic of Italy), reconstruction or similar arrangement of  a Guarantor or a Material Subsidiary with (or with and into) the Issuer, any other Guarantor or any other Subsidiary of the Issuer under which:

(i) all the assets and liabilities of such Guarantor or such Material Subsidiary, as the case may be, are assumed by the entity resulting from such solvent amalgamation, merger or reconstruction (the “Substituted Obligor”) and such Guarantor or such Material Subsidiary ceases to exist; and

(ii) (in the case of a Guarantor) the Substituted Obligor (unless the Substituted Obligor is the Issuer or another Guarantor) assumes the obligations of such Guarantor in respect of its Guarantee, or (in the case of a Material Subsidiary unless the Substituted Obligor is the Issuer) the Substituted Obligor would thereby become a Material Subsidiary; and

(iii) certain other conditions specified in the Trust Deed have been complied with;

“Specified Guarantee” means, in relation to any Indebtedness of any Person, any obligation of another Person to pay such Indebtedness including (without limitation):

(a)           any obligation to purchase such Indebtedness;

(b)           any obligation to lend money, to purchase or subscribe shares or other securities or to purchase assets or services in order to provide funds for the payment of such Indebtedness;

(c)           any indemnity against the consequences of a default in the payment of such Indebtedness; and

(d)           any other agreement to be responsible for such Indebtedness.

9.             PRESCRIPTION

Claims for principal shall become void unless the relevant Notes are presented for payment within ten years of the appropriate Relevant Date.  Claims for interest shall become void unless the relevant Coupons are presented for payment within five years of the appropriate Relevant Date.

10.          REPLACEMENT OF NOTES AND COUPONS

If any Note or Coupon is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the Specified Office of the Principal Paying Agent or the Paying Agent having its Specified Office in Luxembourg, subject to all applicable laws, listing authority requirements and stock exchange requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer and the Guarantors may reasonably require.  Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued.

11.          TRUSTEE AND PAYING AGENTS

Under the Trust Deed, the Trustee is entitled to be indemnified and relieved from responsibility in certain circumstances and to be paid its costs and expenses in priority to the claims of the Noteholders.  In addition, the Trustee is entitled to enter into business transactions with the Issuer and any entity relating to the Issuer without accounting for any profit.

In connection with the exercise by the Trustee of any of its trusts, powers, authorities and discretions (including, without limitation, any modification, waiver, authorisation, determination or substitution), the Trustee shall have regard to the general interests of the Noteholders as a class but shall not have regard to any interests arising from circumstances particular to individual Noteholders or Couponholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Noteholders or Couponholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Noteholder or Couponholder be entitled to claim, from the Issuer, the Guarantors, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders or Couponholders except to the extent already provided for in Condition 7 (Taxation) and/or any undertaking given in addition to, or in substitution for, Condition 7 (Taxation) pursuant to the Trust Deed.

In acting under the Agency Agreement and in connection with the Notes and the Coupons, the Paying Agents act solely as agents of the Issuer and the Guarantors and (to the extent provided therein) the Trustee and do not assume any obligations towards or relationship of agency or trust for or with any of the Noteholders or Couponholders.

The initial Paying Agents and their initial Specified Offices are listed below.  The Issuer and the Guarantors reserve the right (with the prior approval of the Trustee) at any time to vary or terminate the appointment of any Paying Agent and to appoint a successor principal paying agent and additional or successor paying agents; provided, however, that the Issuer and the Guarantors shall at all times maintain (a) a principal paying agent, (b) a paying agent in Luxembourg and (c) a paying agent in an EU Member State that will not be obliged to withhold or deduct tax pursuant to the EU Savings Directive.

Notice of any termination or appointment and of any change in the specified offices of the Paying Agents will be given to the Noteholders in accordance with Condition 15 (Notices).

12.          MEETINGS OF NOTEHOLDERS; NOTEHOLDERS’ REPRESENTATIVE; MODIFICATION

(a)           Meetings of Noteholders

The Trust Deed contains provisions for convening Meetings (as defined in the Trust Deed) to consider matters relating to the Notes, including the modification of any provision of these Conditions, in accordance with Article 2415 of the Italian Civil Code and the applicable provisions of the Italian Financial Act on listed companies.  Any such modification may be made if sanctioned by an Extraordinary Resolution.  Such a Meeting may be convened, either as a Single Call Meeting (as defined in the Trust Deed) or as a Multiple Call Meeting (as defined in the Trust Deed), by the directors of the Issuer, the Trustee or the Noteholders’ Representative (as described below) and the Issuer and the Noteholders’ Representative are obliged to do so upon the request in writing of Noteholders holding not less than one-twentieth of the aggregate principal amount of the outstanding Notes.  Such a Meeting will be validly held if attended by one or more Voters (as defined in the Trust Deed) representing or holding (i) in the case of a Single Call Meeting, at least one fifth of the aggregate principal amount of the outstanding Notes or (ii) in the case of a Multiple Call Meeting: (A) in the case of an Initial Meeting (as defined in the Trust Deed), at least one half of the aggregate principal amount of the outstanding Notes or (B) in the case of a Second Meeting (as defined in the Trust Deed) following adjournment of the Initial Meeting for want of quorum, more than one third of the aggregate principal amount of the outstanding Notes or (C) in the case of a Third Meeting or further Meetings, following a further adjournment for want of quorum, at least one fifth of the aggregate principal amount of the outstanding Notes provided, however, that the quorum, both in the case of a Single Call Meeting and in the case of a Multiple Call Meeting, shall always be at least one half of the aggregate principal amount of the outstanding Notes for the purposes of considering a Reserved Matter (as defined below) and provided further that the by-laws of the Issuer may from time to time require a higher quorum. Both in the case of a Single Call Meeting and in the case of a Multiple Call Meeting, the majority required to pass a resolution at any meeting convened to vote on an Extraordinary Resolution (including any meeting convened following adjournment of the previous meeting for want of quorum) will be one or more Voters holding or representing at least two thirds of the aggregate principal amount of the Notes represented at the Meeting; provided, however, that certain proposals (as set out in Schedule 3 (Provisions for Meetings of the Noteholders) to the Trust Deed) (including, inter alia,  any proposal to change any date fixed for payment of principal or interest in respect of the Notes, to reduce the amount of principal or interest payable on any date in respect of the Notes, to alter the method of calculating the amount of any payment in respect of the Notes or the date for any such payment, to change the currency of payments under the Notes or to change the quorum requirements relating to meetings or the majority required to pass an Extraordinary Resolution (each, a “Reserved Matter”)) may only be sanctioned by an Extraordinary Resolution passed at a Meeting by one or more Voters holding or representing more than one half of the aggregate principal amount of the Notes represented at the Meeting but at least one half of the aggregate principal amount of the outstanding Notes.  Any Extraordinary Resolution duly passed at any such Meeting shall be binding on all the Noteholders and Couponholders, whether present or not.

The Trust Deed provides that, save for decisions in respect of those matters which are required to be addressed in a meeting of Noteholders pursuant to Article 2415 of the Italian Civil Code, a resolution in writing signed by or on behalf of the holders of not less than 90 per cent. in principal amount of the Notes outstanding shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of Noteholders duly convened and held.  Such a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more Noteholders.

(b)                                  Noteholders’ Representative

Pursuant to Articles 2415 and 2417 of the Italian Civil Code, a Noteholders’ Representative (rappresentante comune) (the “Noteholders’ Representative”) may be appointed, inter alia, to represent the interests of the Noteholders in respect of the Notes, such appointment to be made by an Extraordinary Resolution or by an order of a competent court at the request of one or more Noteholders or the directors of the Issuer.  The Noteholders’ Representative shall have the powers and duties set out in Article 2418 of the Italian Civil Code.

(c)                                   Modification

The Trustee may, without the consent of the Noteholders or Couponholders agree to any modification of these Conditions, the Trust Deed or the Agency Agreement (other than in respect of a Reserved Matter) which is, in the opinion of the Trustee, proper to make if, in the opinion of the Trustee, such modification will not be materially prejudicial to the interests of Noteholders and to any modification of the Notes, the Trust Deed or the Agency Agreement which is of a formal, minor or technical nature or is to correct a manifest or proven error.

In addition, the Trustee may, without the consent of the Noteholders or Couponholders authorise or waive any proposed breach or breach of the Notes or the Trust Deed (other than a proposed breach or breach relating to the subject of a Reserved Matter or other matters pursuant to Article 2415, paragraph 1 of the Italian Civil Code) if, in the opinion of the Trustee, the interests of the Noteholders will not be materially prejudiced thereby.

Any such authorisation, waiver or modification shall be binding on the Noteholders and the Couponholders and, unless the Trustee agrees otherwise, notified to the Noteholders as soon as practicable thereafter.

13.                               ENFORCEMENT

The Trustee may at any time, at its discretion and without notice, institute such proceedings as it thinks fit to enforce the provisions of the Trust Deed, the Notes and the Coupons, but it shall not be bound to do so or to take any other action under or pursuant to the Trust Deed unless:

(a)                                 it has been so requested in writing by the holders of at least one quarter of the aggregate principal amount of the outstanding Notes or has been so directed by an Extraordinary Resolution; and

(b)                                 it has been indemnified, provided with security and/or prefunded to its satisfaction.

No Noteholder may proceed directly against the Issuer or any Guarantor unless the Trustee, having become bound to do so, fails to do so within a reasonable time and such failure is continuing.

14.                              FURTHER ISSUES

The Issuer may from time to time, without the consent of the Noteholders or the Couponholders and in accordance with the Trust Deed, create and issue further notes having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest) so as to form a single series with the Notes.  The Issuer may from time to time, with the consent of the Trustee, create and issue other series of notes having the benefit of the Trust Deed.

15.                               NOTICES

Notices to the Noteholders shall be valid if published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or if such publication is not practicable, in a leading English language daily newspaper having general circulation in Europe or on the website of the Luxembourg Stock Exchange (www.bourse.lu) provided, however, that any notice relating to the calling of a meeting of Noteholders pursuant to Condition 12 (Meetings of Noteholders; Noteholders’ Representative; Modification) shall also be published in Italian and English on the website of the Issuer and in any other manner prescribed by Italian laws and regulations pursuant to Article 125-bis of Legislative Decree No. 58/199 at least 30 days prior to the meeting (exclusive of the day on which the notice is published and of the day on which the meeting is to be held).  Any such notice shall be deemed to have been given on the date of first publication.  Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Noteholders.

16.                               GOVERNING LAW

The Notes and the Trust Deed and all non-contractual matters arising from or connected with the Notes and the Trust Deed are governed by, and shall be construed in accordance with, English law, save that the mandatory provisions of Italian law relating to meetings of the Noteholders and the Noteholders’ Representative (rappresentante comune) shall apply to provisions of the Notes and the Trust Deed in respect of the same.

17.                               SUBMISSION TO JURISDICTION

The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”) arising from or connected with the Trust Deed or the Notes and all non-contractual matters arising from or in connection therewith (including a dispute regarding the existence, validity or termination of the Trust Deed or the Notes) or the consequences of their nullity.  The submission to the jurisdiction of the courts of England is for the benefit of the Trustee and the Noteholders only and shall not (and shall not be construed so as to) limit the right of the Trustee or any Noteholder to take proceedings relating to a Dispute (“Proceedings”) in the Republic of Italy nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if any to the extent permitted by law.

18.                               SERVICE OF PROCESS

The Issuer and each Guarantor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to GTECH U.K. Limited of Building 3, Floor 1, Croxley Green Business Park, Hatters Lane, Watford, Hertfordshire WD18 8YG, United Kingdom or at any address of the Issuer or the relevant Guarantor in the United Kingdom at which process may be served on it in accordance with Parts 34 and 37 of the Companies Act 2006.  Nothing in this paragraph shall affect the right of any Noteholder to serve process in any other manner permitted by law.

PRINCIPAL PAYING AGENT

THE BANK OF NEW YORK MELLON
(acting through its London Branch)
One Canada Square
London E14 5AL

PAYING AGENT

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A.
Vertigo Building — Polaris
2-4 rue Eugène Ruppert
L -2453
Luxembourg

Part C
Form of Coupon

[On the face of the Coupon:]

LOTTOMATICA GROUP S.p.A.
€500,000,000 3.500 per cent. Guaranteed Notes due 5 March 2020 guaranteed by

GTECH CORPORATION
GTECH HOLDINGS CORPORATION
GTECH RHODE ISLAND LLC
INVEST GAMES S.A.

Coupon for €[•] due on [•]

Such amount is payable, subject to the terms and conditions (the “Conditions”) endorsed on the Note to which this Coupon relates (which are binding on the holder of this Coupon whether or not it is for the time being attached to such Note), against presentation and surrender of this Coupon at the specified office for the time being of any of the agents shown on the reverse of this Coupon (or any successor or additional agents appointed from time to time in accordance with the Conditions).

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE OF THE UNITED STATES.

[On the reverse of the Coupon:]

Principal Paying Agent: The Bank of New York Mellon (acting through its London Branch), One Canada Square, London E14 5AL

Paying Agent: The Bank of New York (Luxembourg) S.A., Aerogolf Center, 1A, Hoehenhof, L-1736 Senningerberg, Luxembourg

LOTTOMATICA GROUP S.p.A.

By:
(duly authorised)

Schedule 3
Provisions for Meetings of the Noteholders

1.                                      DEFINITIONS

In this Trust Deed and the Conditions, the following expressions have the following meanings:

“Block Voting Instruction” means, in relation to any Meeting, a document in the English language (together with, if required by applicable Italian law, a translation thereof into Italian) issued by a Paying Agent:

(a)                                 certifying that certain specified Notes (the “deposited Notes”) have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system, at least two Local Business Days, prior to the date fixed for the Meeting and will not be released until the earlier of:

(i)                                     the conclusion of the Meeting; and

(ii)                                  the surrender to such Paying Agent, not less than 48 hours before the time fixed for the Meeting (or, if the Meeting has been adjourned, the time fixed for its resumption), of the receipt for the deposited or blocked Notes and notification thereof by such Paying Agent to the Issuer, the Guarantors and the Trustee;

(b)                                 certifying that the depositor of each deposited Note or a duly authorised person on its behalf has instructed the relevant Paying Agent in writing that the votes attributable to such deposited Note are to be cast in a particular way on each resolution to be put to the Meeting and that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

(c)                                  listing the total number and (if in definitive form) the certificate numbers of the deposited Notes, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

(d)                                 authorising a named individual or individuals to vote at a Meeting in respect of the deposited Notes in accordance with such instructions;

“Chairman” means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 7 (Chairman);

“Extraordinary Resolution” means a resolution approved by the number of Voters specified in paragraph 8 (Quorum and majority required to pass Extraordinary Resolutions) at a Meeting duly convened and held in accordance with this Schedule;

“Initial Meeting” means any Meeting other than a New Meeting;

“Local Business Days” means a day (other than a Saturday or Sunday) on which commercial banks are open for business in Italy;

“Maturity Date” has the meaning given to it in the Conditions;

“Meeting” means a meeting of Noteholders (whether originally convened or resumed following an adjournment);

“Multiple Call Meeting” means a Meeting convened as a multiple call meeting;

“New Meeting” means a Meeting convened after adjournment for want of quorum of a previous Meeting;

“Noteholders’ Representative” means a person appointed, inter alia, to represent the interests of the Noteholders (rappresentante comune) by an Extraordinary Resolution or by an order of a competent court at the request of one or more Noteholders or the directors of the Issuer, as described in Articles 2415, 2417 and 2418 of the Italian Civil Code;

“Proxy” means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction other than:

(a)                                 any such person whose appointment has been revoked and in relation to whom the relevant Paying Agent has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting;

(b)                                 any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed;

(c)                                  any such person who is (i) a member of any management or supervisory board (including directors and Statutory Auditors (sindaci)); or (ii) an employee of the Issuer, any Guarantor or their respective Subsidiaries; or

(d)                                 any of the Subsidiaries of the Issuer or any Guarantor,

provided, however, that, no single Proxy may attend or vote on behalf of more than such number of Noteholders at any Meeting as would exceed the limits specified in Article 2372 of the Italian Civil Code;

“Reserved Matter” means any proposal:

(a)                                 to change any date fixed for payment of principal or interest in respect of the Notes, to reduce the amount of principal or interest payable on any date in respect of the Notes or to alter the method of calculating the amount of any payment in respect of the Notes on redemption or maturity or the date for any such payment in accordance with Article 2415 No. 2 of the Italian Civil Code;

(b)                                 to effect the exchange or substitution of the Notes for, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed;

(c)                                  to change the currency in which amounts due in respect of the Notes are payable;

(d)                                 to approve any proposal by the Issuer for any other modification of any provision of the Conditions or the Trust Deed or any arrangement in respect of the obligations of the Issuer thereunder subject to Clause 7.2 (Modifications) of the Trust Deed;

(e)                                  to amend this definition; or

(f)                                   to change the quorum requirements relating to meetings or the majority required to pass an Extraordinary Resolution;

“Second Meeting” means a Meeting convened after adjournment for want of quorum of an Initial Meeting;

“Single Call Meeting” means a Meeting convened as a single call meeting;

“Third Meeting” means a Meeting convened after adjournment for want of quorum of a Second Meeting;

“Voter” means, in relation to any Meeting, the bearer of a Voting Certificate or a Proxy or, provided the by-laws of the Issuer so allow, the bearer of a definitive Note who produces such definitive Note at the Meeting;

“Voting Certificate” means, in relation to any Meeting, a certificate in the English language (together with, if required by applicable Italian law, a translation thereof into Italian) issued by a Paying Agent and dated in which it is stated:

(a)                                 that certain specified Notes (the “deposited Notes”) have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system at least two Local Business Days prior to the date fixed for the Meeting and will not be released until the earlier of:

(i)                                     the conclusion of the Meeting; and

(ii)                                  the surrender of such certificate to such Paying Agent; and

(b)                                 that the bearer of such certificate, being the holder of, or having been duly authorised in writing by the depositor of, the deposited Notes, is entitled to attend and vote at the Meeting in respect of such Notes;

“24 hours” means a period of 24 hours including all or part of a day upon which banks are open for business in both the places where the relevant Meeting is to be held and in each of the places where the Paying Agents have their Specified Offices (disregarding for this purpose the day upon which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

“48 hours” means two consecutive periods of 24 hours.

2.                                      ISSUE OF VOTING CERTIFICATES AND BLOCK VOTING INSTRUCTIONS

The holder of a Note may obtain a Voting Certificate from any Paying Agent or require any Paying Agent to issue a Block Voting Instruction by depositing such Note with such Paying Agent or arranging for such Note to be (to its satisfaction) held to its order or under its control or blocked in an account with a clearing system not later than two Local Business Days before the date fixed for the relevant Meeting.  A Voting Certificate or Block Voting Instruction shall be valid until the release of the deposited Notes to which it relates.  So long as a Voting Certificate or Block Voting Instruction is valid, the bearer thereof (in the case of a Voting Certificate) or any Proxy named therein (in the case of a Block Voting Instruction) shall be deemed to be the holder of the Notes to which it relates for all purposes in connection with the Meeting.  A Voting Certificate and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Note.

3.                                      REFERENCES TO DEPOSIT/RELEASE OF NOTES

Where Notes are represented by the Temporary Global Note and/or the Permanent Global Note or are held in definitive form within a clearing system, references to the deposit, or release, of Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of such clearing system.

4.                                      VALIDITY OF BLOCK VOTING INSTRUCTIONS

A Block Voting Instruction shall be valid only if it is deposited at the specified office of the relevant Paying Agent, or at some other place approved by the Trustee, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business.  If the Trustee requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Trustee shall not be obliged to investigate the validity of any Block Voting Instruction or the authority of any Proxy.

5.                                      CONVENING OF MEETING

The directors of the Issuer, the Trustee or the Noteholders’ Representative may convene a Meeting, either as a Single Call Meeting or as a Multiple Call Meeting or as, at any time and the Issuer and the Noteholders’ Representative shall be obliged to do so upon the request in writing of Noteholders holding not less than one twentieth of the aggregate principal amount of the outstanding Notes (in the case of the Trustee subject to its being indemnified, secured and/or prefunded to its satisfaction) provided that prior to calling any Meeting the Trustee shall be entitled to obtain and rely on such legal advice as it may deem necessary on all applicable Italian laws and regulations governing the procedure for calling and holding such Meeting and the Trustee shall not be responsible for any delay occasioned in obtaining such advice.  All proper costs and expenses incurred for such legal advice provided to the Trustee shall be borne by the Issuer upon receipt of proper evidence thereof.  Every meeting shall be held on a date, and at a time and place, approved by the Trustee.

6.                                      NOTICE

At least 30 days’ notice to Noteholders (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time, place and agenda of the Meeting shall be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or, if such publication is not practicable, in a leading English language daily newspaper having general circulation in Europe or on the website of the Luxembourg Stock Exchange (www.bourse.lu), in Italian and English on the website of the Issuer and in any other manner prescribed by Italian laws and regulations pursuant to Article 125 bis of Legislative Decree No. 58/199, and such notice shall be given to the Paying Agents (with a copy to the Issuer, the Guarantors and the Trustee).  The notice shall further state that the Notes may be deposited with, or to the order of, any Paying Agent for the purpose of obtaining Voting Certificates or appointing Proxies not later than five days (or, such number of days as is provided for under the by-laws of the Issuer, which shall not exceed two Business Days) before the date fixed for the Meeting.  The first resolution to be proposed to Noteholders at any Meeting shall be a proposal to authorise the Trustee, the financial advisers of the Issuer, the Guarantors and the Trustee and the legal counsel to the Issuer, the Guarantors and the Trustee to attend and speak at any such meeting. If the Meeting shall be convened as a Multiple Call Meeting, the notice may also specify the date of a Second Meeting or a Third Meeting.

7.                                      CHAIRMAN

The Chairman (who may, but need not, be a Noteholder) shall be the Chairman of the Board of Directors of the Issuer or such other person as the by-laws of the Issuer may specify from time to time or, in default, the Meeting.  Where the Meeting has elected the Chairman at an Initial Meeting, such person need not be the same person as the Chairman at any New Meeting.

8.                                      QUORUM AND MAJORITY TO PASS EXTRAORDINARY RESOLUTIONS

In accordance with the laws and legislation applicable to the Issuer, as a company with listed shares, a Meeting either convened as a Single Call Meeting or as a Multiple Call Meeting shall be validly held if attended by one or more Voters representing or holding:

(a)                                 in the case of a Single Call Meeting:

(i)                                     for the purpose of considering a Reserved Matter, at least one half of the aggregate principal amount of the outstanding Notes; or

(ii)                                  for any other purposes, at least one fifth of the aggregate principal amount of the outstanding Notes;

(b)                                 in the case of a Multiple Call Meeting:

(i)                                     in the case of an Initial Meeting, at least one half of the aggregate principal amount of the outstanding Notes;

(ii)                                  in the case of a Second Meeting:

(A)                               for the purpose of considering a Reserved Matter, at least one half of the aggregate principal amount of the outstanding Notes; or

(B)                               for any other purposes, more than one third of the aggregate principal amount of the outstanding Notes; and

(iii)                               in the case of a Third Meeting:

(A)                               for the purpose of considering a Reserved Matter, at least one half of the aggregate principal amount of the outstanding Notes; or

(B)                               for any other purposes, at least one fifth of the aggregate principal amount of the outstanding Notes.

Both in the case of a Single Call Meeting and in the Case of a Multiple Call Meeting, the majority required to pass an Extraordinary Resolution shall be one or more Voters holding or representing:

(a)                                 for voting on any matter other than a Reserved Matter, at least two thirds of the aggregate principal amount of the Notes represented at the Meeting; and

(b)                                 for voting on a Reserved Matter, more than one half of the aggregate principal amount of the Notes represented at the Meeting but at least one half of the aggregate principal amount of the outstanding Notes.

9.                                      ADJOURNMENT FOR WANT OF QUORUM

If within 15 minutes after the commencement of any Meeting a quorum is not present, then it shall be adjourned for such period which shall be:

(i)                                     the date specified in the notice to Noteholders of the Initial Meeting, not less than one day and not more than 30 days; and

(ii)                                  in all other cases, not less than 14 days and not more than 30 days.

10.                               ADJOURNMENT OTHER THAN FOR WANT OF QUORUM

The Chairman may, with the consent of (and shall if directed by) Voters holding or representing at least one third of the aggregate principal amount of the Notes represented at the Meeting, adjourn such Meeting from place to place provided that:

(i)                                     any Meeting so adjourned shall take place within five days of the original date for such Meeting; and

(ii)                                  no business shall be transacted at any Meeting so adjourned except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

11.                               NOTICE FOLLOWING ADJOURNMENT

Where the notice to Noteholders of the Initial Meeting specifies the date for a New Meeting, no further notice need be given to Noteholders.  If further notice is given to Noteholders such notice may specifically set out the quorum requirements which will apply when the Meeting resumes.

It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any reason other than want of quorum.

12.                               PARTICIPATION

The following may attend and speak at a Meeting:

(a)                                 Voters;

(b)                                 the Noteholders’ Representative;

(c)                                  any Director or Statutory Auditor (sindaco) of the Issuer and any Guarantor; and

(d)                                 any other person approved by the Meeting, including representatives of the Issuer, the Guarantors and the Trustee, the financial advisers of the Issuer, the Guarantors and the Trustee and the legal counsel to the Issuer, the Guarantors and the Trustee.

13.                               METHOD OF VOTING

The method of voting on every question submitted to a Meeting shall be decided by the Chairman.

14.                               VOTES

Every Voter shall have one vote in respect of each €100,000 in aggregate face amount of the outstanding Note(s) represented or held by him.  In the case of a voting tie the Chairman shall have a casting vote.  Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way.

15.                               VALIDITY OF VOTES BY PROXIES

Any vote by a Proxy in accordance with the relevant Block Voting Instruction shall be valid even if such Block Voting Instruction or any instruction pursuant to which it was given has been amended or revoked, provided that none of the Issuer, the Guarantors, the Trustee or the Chairman has been notified in writing of such amendment or revocation by the time which is 48 hours before the time fixed for the relevant Meeting.  Unless revoked, any appointment of a Proxy under a Block Voting Instruction in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed.  Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction Proxy to vote at the Meeting when it is resumed.

16.                               POWERS

A Meeting shall have power (exercisable by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

(a)                                 to approve any Reserved Matter;

(b)                                 to waive any breach or authorise any proposed breach by the Issuer or any Guarantor of its obligations under or in respect of the Notes, the Coupons or the Trust Deed or any act or omission which might otherwise constitute an Event of Default under the Notes;

(c)                                  to give any other authorisation or approval which under this Trust Deed or the Notes is required to be given by Extraordinary Resolution;

(d)                                 to consider any proposal for an administration order (amministrazione controllata) or a composition with creditors (concordato) in respect of the Issuer or any similar proceedings in respect of a Guarantor;

(e)                                  to remove any Trustee;

(f)                                   to approve the appointment of a new Trustee;

(g)                                  to authorise the Trustee (subject to its being indemnified and/or secured and/or prefunded to its satisfaction) or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

(h)                                 to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed or the Notes;

(i)                                     to appoint or revoke the appointment of a Noteholders’ Representative;

(j)                                    to approve the setting up of a fund for the purposes of representing the interests of Noteholders and any arrangements for the preparation of accounts in respect of such fund;

(k)                                 to appoint any persons as a committee to represent the interests of the Noteholders and to confer upon such committee any powers which the Noteholders could themselves exercise by Extraordinary Resolution; and

(l)                                     to consider any other matter of common interest to Noteholders.

17.                               EXTRAORDINARY RESOLUTION BINDS ALL HOLDERS

An Extraordinary Resolution shall be binding upon all Noteholders and holders of Coupons whether or not present at such Meeting and irrespective of how their vote was cast at such Meeting (so long however as their vote was cast in accordance with these provisions) and each of the Noteholders and holders of Coupons shall be bound to give effect to it accordingly.  Notice of the result of every vote on an Extraordinary Resolution shall be given to the Noteholders and the Paying Agents (with a copy to the Issuer, the Guarantors and the Trustee) within 14 days of the conclusion of the Meeting.

18.                               WRITTEN RESOLUTION BINDS ALL HOLDERS

Save for decisions in respect of those matters which are required to be addressed in a Meeting pursuant to Article 2415 of the Italian Civil Code, a written resolution signed by the holders of 90 per cent. in principal amount of the Notes outstanding shall take effect as if it were an Extraordinary Resolution.  Such a resolution in writing may be contained in one document or several documents in the same for, each signed by or on behalf of one or more Noteholders.

19.                               MINUTES

Minutes shall be drawn up by a notary public of all resolutions and proceedings at each Meeting.  The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein.  Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.  The minutes shall be held in the minute book of meetings of Noteholders (libro delle adunanze e delle deliberazioni delle assemblee degli obbligazionisti) and be registered at the local companies’ registry (registro delle imprese) of the Issuer.

20.                               COMPLIANCE WITH APPLICABLE LAW

All the provisions set out in this Schedule 3 (Provisions for the Meetings of the Noteholders) are subject to compliance with the laws, legislation, rules and regulations of the Republic of Italy in force from time to time, including, where such laws, legislation, rules and regulations so require, the Issuer’s by-laws.  Such provisions shall be deemed to be amended, replaced and/or supplemented to the extent that such laws, legislation, rules and regulations are amended, replaced and/or supplemented at any time while the Notes remain outstanding.

21.                               FURTHER REGULATIONS

Subject to all other provisions contained in this Trust Deed, the Trustee may without the consent of the Noteholders (but, for the avoidance of doubt, with the agreement of the Issuer) prescribe such further regulations regarding the holding of Meetings of Noteholders and attendance and voting at them as the Trustee may in its sole discretion determine.

EXECUTION CLAUSES

EXECUTED as a deed
by LOTTOMATICA GROUP S.p.A.
acting by

By:

EXECUTED as a deed
by GTECH CORPORATION
acting by

By:

EXECUTED as a deed
by GTECH HOLDINGS CORPORATION
acting by

By:

EXECUTED as a deed
by GTECH RHODE ISLAND LLC
acting by

By:

EXECUTED as a deed
by INVEST GAMES S.A.
acting by

By:

EXECUTED as a deed
by BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED
acting by two of its lawful attorneys:

Attorney:

Attorney:

In the presence of:

Witness name:

Signature:

Address: